As filed with the Securities and Exchange Commission on March 16, 2001
Securities Act File No. 333-54508

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-14 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	[X]
Post-Effective Amendment No. __ (Check appropriate box or boxes)	[ ]

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
(Exact Name Of Registrant As Specified In Its Charter)

(609) 282-2800 (Area Code And Telephone Number)

800 Scudders Mill Road Plainsboro, New Jersey 08536 (Address Of Principal Executive Offices: Number, Street, City, State, Zip Code)

Terry K. Glenn Merrill Lynch Variable Series Funds, Inc. 800 Scudders Mill Road Plainsboro, New Jersey 08536 (Name And Address Of Agent For Service)

Copies to:
LEONARD B. MACKEY, JR., ESQ. CLIFFORD CHANCE ROGERS & WELLS LLP 200 Park Avenue New York, NY 10166	MICHAEL J. HENNEWINKEL, ESQ. MERRILL LYNCH INVESTMENT MANAGERS, L.P. P.O. Box 9011 Plainsboro, NJ 08543-9011

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Shares of Common Stock, Par Value $.10 per share.

No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On April 16, 2001

TO THE SHAREHOLDERS OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC. HOLDING SHARES OF MERRILL LYNCH BALANCED CAPITAL FOCUS FUND:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of Merrill Lynch Balanced Capital Focus Fund (the “Balanced Capital Fund”), a series of Merrill Lynch Variable Series Funds, Inc. (the “Company”), will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, April 16, 2001 at 9:00 a.m., Eastern time, for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan of Reorganization”) providing for the acquisition of substantially all of the assets of the Balanced Capital Fund by Merrill Lynch American Balanced Fund (the “American Balanced Fund”), another series of the Company, and the assumption of substantially all of the liabilities of the Balanced Capital Fund by the American Balanced Fund, in exchange solely for an equal aggregate value of newly-issued Class A shares of the American Balanced Fund. The Agreement and Plan of Reorganization also provides for the distribution of the American Balanced Fund Class A shares to Class A shareholders of the Balanced Capital Fund in liquidation of the Balanced Capital Fund. A vote in favor of this proposal will constitute a vote in favor of the termination of the Balanced Capital Fund as a series of the Company; and

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

The Board of Directors of the Company has fixed the close of business on February 21, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

A complete list of the shareholders of the Balanced Capital Fund entitled to vote at the Meeting will be available and open to the examination by any shareholder of the Balanced Capital Fund for any purpose germane to the Meeting during ordinary business hours from and after April 2, 2001 at the offices of the Balanced Capital Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.

 You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

By Order of the Board of Directors, ALLAN J. OSTER Secretary

Princeton, New Jersey Dated: March 16, 2001

PROXY STATEMENT AND PROSPECTUS DATED MARCH 16, 2001

MERRILL LYNCH BALANCED CAPITAL FOCUS FUND MERRILL LYNCH AMERICAN BALANCED FUND
EACH A SERIES OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 (609) 282-2800

SPECIAL MEETING OF SHAREHOLDERS OF MERRILL LYNCH BALANCED CAPITAL FOCUS FUND

APRIL 16, 2001

This Proxy Statement and Prospectus is being sent to you because you are a shareholder of Merrill Lynch Balanced Capital Focus Fund (the “Balanced Capital Fund”), a series of Merrill Lynch Variable Series Funds, Inc. (the “Company”). The Company has called a Special Meeting of the shareholders of the Balanced Capital Fund (the “Meeting”) to consider a proposal to approve an Agreement and Plan of Reorganization between the Balanced Capital Fund and Merrill Lynch American Balanced Fund (the “American Balanced Fund”), another series of the Company. The Board of Directors of the Company is requesting shareholders of the Balanced Capital Fund to submit a proxy to be used at the Special Meeting to vote the shares held by the shareholder submitting the proxy.

The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction whereby the American Balanced Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Balanced Capital Fund in exchange for Class A shares of the American Balanced Fund, which Class A shares will then be distributed to the Class A shareholders of the Balanced Capital Fund in liquidation of the Balanced Capital Fund. This transaction is referred to in this Proxy Statement and Prospectus as the “Reorganization.” After the completion of this transaction, the Balanced Capital Fund will be terminated as a series of the Company.

 The Board of Directors has fixed the close of business on February 21, 2001 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each Balanced Capital Fund share held, with no share having cumulative voting rights. As of the Record Date, the Balanced Capital Fund had outstanding 3,602,280 shares of common stock, par value $.10 per share.

The Company is an open-end management investment company. The current prospectus of the Company, which contains information about the Balanced Capital Fund and the American Balanced Fund, dated April 4, 2000, as supplemented on March 15, 2001 (the “Company Prospectus”), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Annual Report to Shareholders of the Company as of December 31, 2000 also accompanies this Proxy Statement and Prospectus.

This Proxy Statement and Prospectus sets forth concisely the information about the Balanced Capital Fund and the American Balanced Fund that a Balanced Capital Fund shareholder should know before considering the Reorganization and should be retained for future reference. The Company has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

(continued on next page)

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus.
Any representation to the contrary is a criminal offense.

 A statement of additional information dated March 16, 2001 relating to this reorganization transaction (the “Statement of Additional Information”) is on file with the Commission. The Statement of Additional Information is available from the Company without charge, upon oral request by calling 1-800-456-4587 ext. 123 or by writing the Company at its principal executive offices. The Statement of Additional Information is incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, other material incorporated herein by reference and other information regarding the Company.

The address of the principal executive offices of the Company is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is 609-282-2800.

TABLE OF CONTENTS


[This page intentionally left blank]

INTRODUCTION

 This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at a special meeting (the “Meeting”) of shareholders of the Balanced Capital Fund, a series of the Company, to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, April 16, 2001 at 9:00 a.m., Eastern time. The mailing address for the Company is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is March 15, 2001.

The shares of the Company are sold only to separate accounts of certain insurance companies (the “Insurance Companies”), including Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York, or to Insurance Companies directly, in connection with variable annuity contracts and/or variable life insurance contracts (the “Contracts”) issued by such companies. With respect to the proposal presented in this Proxy Statement and Prospectus, the Insurance Companies will vote the shares of the Balanced Capital Fund held in such separate accounts based on the instructions timely received from owners of the Contracts (the “Contract Owners”) having a voting interest in the Balanced Capital shares to be voted. Each Insurance Company will also vote shares of the Balanced Capital Fund held in such separate accounts for which no voting instructions from Contract Owners are timely received, as well as shares of the Balanced Capital Fund which such Insurance Company owns directly, in the same proportion as those shares of the Balanced Capital Fund for which voting instructions from Contract Owners are timely received. In connection with the solicitation of such instructions from Contract Owners, it is expected that the Insurance Companies will furnish a copy of this Proxy Statement and Prospectus to Contract Owners. Contract Owners providing voting instructions should consult carefully the detailed information regarding the proposal to be voted on, and the recommendations of the Company’s Board of Directors, set forth in this Proxy Statement and Prospectus.

The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Contract Owner, which are set forth in the Contract. A Contract Owner has no interest in the shares of the Balanced Capital Fund or the American Balanced Fund, but only in the Contract. The Contract is described in the prospectus for each Contract. That prospectus describes the relationship between increases or decreases in the net asset value of shares of the Balanced Capital Fund and the American Balanced Fund, and any distributions on such shares, and the benefits provided under a Contract. The prospectus for the Contracts also describes various fees payable to the Insurance Companies and charges to the separate accounts made by the Insurance Companies with respect to the Contracts. Because shares of the Balanced Capital Fund and the American Balanced Fund are sold only to the Insurance Companies, the terms “shareholder” and “shareholders” in this Proxy Statement and Prospectus refer to the Insurance Companies.

Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the Company at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” the proposal to approve the Agreement and Plan of Reorganization between the Company, on behalf of the Balanced Capital Fund, and the Company, on behalf of the American Balanced Fund (the “Agreement and Plan”).

Class A shareholders of the Balanced Capital Fund will be entitled to receive an equal aggregate value of Class A shares to be issued by the American Balanced Fund as they held in the Balanced Capital Fund immediately prior to the Reorganization. The aggregate net asset value of the Class A shares of the American Balanced Fund to be issued to the Class A shareholders of the Balanced Capital Fund will equal the aggregate net asset value of the outstanding Class A shares of the Balanced Capital Fund as set forth in the Agreement and Plan. The Balanced Capital Fund and the American Balanced Fund sometimes are referred to herein collectively as the “Funds” and individually as a “Fund,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.” Following the Reorganization, the name of the Combined Fund would be changed to Merrill Lynch Balanced Capital Focus Fund.

Approval of the Agreement and Plan will require the affirmative vote of the shareholders of the Balanced Capital Fund representing at least two-thirds of the outstanding shares entitled to be cast thereon. See “Information Concerning the Special Meeting.”

The Board of Directors of the Company knows of no business other than that discussed above which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

This Proxy Statement and Prospectus serves as a prospectus of the Company, on behalf of the American Balanced Fund, under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of Class A shares of the American Balanced Fund to the Class A shareholders of the Balanced Capital Fund pursuant to the terms of the Agreement and Plan.

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan attached hereto as Exhibit I.

In this Proxy Statement and Prospectus, the term “Reorganization” refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Balanced Capital Fund by the American Balanced Fund in exchange for an equal aggregate value of Class A shares of the American Balanced Fund to be issued to the Balanced Capital Fund and the subsequent distribution of such Class A shares to the Class A shareholders of the Balanced Capital Fund in liquidation of the Balanced Capital Fund; and (ii) the subsequent termination of the Balanced Capital Fund as a series of the Company in accordance with the laws of the State of Maryland.

The Reorganization

At a meeting of the Board of Directors of the Company held on January 11, 2001, the Board of Directors approved a proposal that the American Balanced Fund acquire substantially all of the assets and assume substantially all of the liabilities of the Balanced Capital Fund in exchange solely for an equal aggregate value of newly-issued Class A shares of the American Balanced Fund to be distributed to the Class A shareholders of the Balanced Capital Fund in exchange for their Class A shares of the Balanced Capital Fund.

 Based upon their evaluation of all relevant information, the Directors of the Company have determined that the Reorganization will benefit the shareholders of the Balanced Capital Fund. Specifically, the Directors considered that after the Reorganization, the shareholders of the Balanced Capital Fund will remain invested in an open-end fund with substantially larger combined net assets. As part of a much larger fund, the Balanced Capital Fund shareholders are likely to benefit from reduced overall operating expenses per share on a pro forma basis. See “Summary—Pro Forma Fee Tables” and “The Reorganization—Potential Benefits to Shareholders as a Result of the Reorganization.”

The Board of Directors of the Company, including all of the Directors who are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), has determined that the Reorganization is in the best interests of the Balanced Capital Fund and that the interests of existing Class A shareholders of the Balanced Capital Fund will not be diluted as a result of the Reorganization. As a result of the Reorganization, however, a shareholder of the Balanced Capital Fund or a shareholder of the American Balanced Fund would hold a smaller percentage of ownership in the Combined Fund than he or she held in the Balanced Capital Fund or the American Balanced Fund prior to the Reorganization.

The Reorganization is contingent upon receipt of the approval of the vote of at least two-thirds of the shares of the Balanced Capital Fund outstanding on the Record Date and entitled to be cast at the Meeting.

If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that the Company, on behalf of the Balanced Capital Fund and the American Balanced Fund, has obtained prior to that time either (a) a favorable private letter ruling from the Internal Revenue Service (the “IRS”) or (b) an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the shareholders of the Balanced Capital Fund, at any time prior to the Exchange Date (as defined below), (i) by the consent of the Board of Directors of the Company; (ii) by the Board of Directors of the Company, on behalf of the Balanced Capital Fund, if any condition to the Balanced Capital Fund’s obligations has not been fulfilled or waived by the Board; or (iii) by the Board of Directors of the Company, on behalf of the American Balanced Fund, if any condition to the American Balanced Fund’s obligations has not been fulfilled or waived by the Board.

2

Fee Table for Shareholders of Balanced Capital Fund, American Balanced Fund and the Pro Forma Combined Fund as of December 31, 2000 (unaudited)

The table below provides information about the fees and expenses of each Fund as of December 31, 2000 and, assuming the Reorganization had taken place on such date, the estimated annualized fees and expenses of the Pro Forma Combined Fund. These figures do not reflect any fees or charges imposed by the Insurance Companies.

	Actual
	Balanced Capital Fund Class A Shares	American Balanced Fund Class A Shares	Pro Forma Combined Fund(a) Class A Shares
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Investment Advisory Fees	0.60%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses (including transfer agent fees)	0.15%	0.07%	0.06%
Total Annual Fund Operating Expenses	0.75%	0.62%	0.61%

(a)	Assumes that the Reorganization took place on December 31, 2000.

The foregoing Pro Forma Fee Table and the Examples below are intended to assist investors in understanding the costs and expenses that a Balanced Capital Fund shareholder and an American Balanced Fund shareholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization.

Examples:

 These examples assume that a shareholder invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, and that each Fund’s operating expenses remain the same. The figures shown would be the same whether a shareholder sold shares at the end of a period or kept them. Although a shareholder’s actual costs may be higher or lower, based on these assumptions your costs would be:

Cumulative Expenses Paid on Class A Shares of each Fund for the Periods Indicated:

	1 Year	3 Years	5 Years	10 Years
Balanced Capital Fund	$77	$240	$417	$930
American Balanced Fund	$63	$199	$346	$774
Combined Fund(a)	$62	$195	$340	$762

(a)	Assumes that the Reorganization took place on December 31, 2000.

The Examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “The Reorganization—Potential Benefits to Shareholders as a Result of the Reorganization” and “Comparison of the Funds—Management,” “—Purchase of Shares” and ”—Redemption of Shares.”

3

The Company

The Company was organized under the laws of the State of Maryland on October 16, 1981 and commenced operations on November 12, 1981. The Balanced Capital Fund commenced operations on June 5, 1998 and the American Balanced Fund commenced operations on June 1, 1988. Each Fund is a diversified, open-end management investment company.

As of January 31, 2001, the Balanced Capital Fund had net assets of approximately $37.3 million and the American Balanced Fund had net assets of approximately $129.9 million.

Comparison of the Funds

Investment Objectives. The Funds have similar investment objectives. The Balanced Capital Fund seeks high total investment return. The American Balanced Fund seeks a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

Investment Policies. Each Fund attempts to achieve its investment objective by investing primarily in a diversified portfolio of equity and debt securities.

The Balanced Capital Fund can invest in both equity securities and fixed-income securities (including short-term securities). The Balanced Capital Fund may invest entirely in equity securities, entirely in fixed-income securities, or partly in equity securities and partly in fixed-income securities. Normally, a significant portion of the assets of the Balanced Capital Fund is invested in common stocks of large companies. The debt securities in which the Balanced Capital Fund may invest include: U.S. and foreign government debt securities; corporate debt securities; mortgage-backed securities and asset-backed securities; corporate debt securities convertible into common stock; and money market securities. The Balanced Capital Fund may invest up to 35% of its assets in fixedincome securities rated below investment grade (i.e., “junk bonds”). The Balanced Capital Fund may invest up to 25% of its assets in securities of foreign issuers. The Balanced Capital Fund may not invest in futures, options or other derivatives, but may invest in foreign currency contracts.

The American Balanced Fund invests in a balanced portfolio of U.S. equity and debt securities. The American Balanced Fund normally invests up to 65% of its assets in equity securities, primarily common stocks of large- and medium-sized companies. The American Balanced Fund normally invests at least 25% of its assets in fixed-income securities including: short-, intermediate- and long-term U.S. government debt securities; short-, intermediate- and long-term corporate debt securities issued by U.S. companies and rated investment grade; term preferred stock issued by U.S. companies; corporate debt securities

4


convertible into common stock; and money market securities. The American Balanced Fund may invest up to 35% of its assets in junk bonds. The American Balanced Fund may invest up to 25% of its assets in securities of foreign issuers and may invest in foreign currency contracts. The American Balanced Fund may not invest in futures, options or other derivatives.

Portfolio Management. Merrill Lynch Investment Managers, L.P. (“MLIM”) serves as the investment adviser to each Fund. MLIM has retained Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) as sub-adviser to each Fund. Kurt Schansinger and Walter Cuje are the portfolio managers of the Balanced Capital Fund the American Balanced Fund. Kurt Schansinger and Walter Cuje are expected to serve as portfolio managers of the Combined Fund after the Reorganization.

MLIM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. MLIM and its affiliates, including Fund Asset Management, L.P., had approximately $557 billion in investment company and other portfolio assets under management as of December 2000. This amount includes assets managed for Merrill Lynch affiliates.

Advisory Fees. MLIM serves as the investment adviser to each Fund pursuant to separate investment advisory agreements entered into with the Company. The Balanced Capital Fund pays MLIM a monthly fee at the annual rate of 0.60% of such Fund’s average daily net assets. The American Balanced Fund pays MLIM a monthly fee at the annual rate of 0.55% of such Fund’s average daily net assets. After the Reorganization, the Combined Fund would pay MLIM a monthly fee at the annual rate of 0.55% of the average daily net assets of the Combined Fund. See “Summary—Pro Forma Fee Tables” and “Comparison of the Funds”—Management.”

Capital Shares. Both the Balanced Capital Fund and the American Balanced Fund currently offer one class of shares — Class A Shares.

Purchase of Shares . The purchase procedures for shares of the American Balanced Fund and the Balanced Capital Fund are identical. See “Comparison of the Funds—Purchase of Shares.”

Redemption of Shares . The redemption procedures for shares of the American Balanced Fund and the Balanced Capital Fund are identical. See “Comparison of the Funds—Redemption of Shares.”

Dividends. Dividends on shares of the American Balanced Fund and the Balanced Capital Fund are declared annually and reinvested in additional shares of the respective Funds at net asset value unless the shareholder elects to receive such dividends in cash. See “Comparison of the Funds—Dividends.”

5

Net Asset Value. Both the Balanced Capital Fund and the American Balanced Fund determine their net asset value once daily as of 4:00 p.m., Eastern time, on days that the New York Stock Exchange (“NYSE”) is open for business. See “Comparison of the Funds—Additional Information—Net Asset Value.”

Voting Rights. The voting rights of the holders of Class A shares of each Fund are identical. See “Comparison of the Funds—Additional Information—Capital Stock.”

Tax Considerations

The Company, on behalf of both the Balanced Capital Fund and the American Balanced Fund, has requested a private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, neither the Balanced Capital Fund nor the American Balanced Fund will recognize gain or loss on the transaction, and the Balanced Capital Fund Class A shareholders will not recognize gain or loss on the exchange of their Balanced Capital Fund Class A shares for Class A shares of the American Balanced Fund. The consummation of the Reorganization is subject to the receipt of such ruling or receipt of an opinion of counsel to the same effect. The Reorganization will not affect the status of either the Balanced Capital Fund or the American Balanced Fund as a regulated investment company. See “The Reorganization—Tax Consequences of the Reorganization.”

6

RISK FACTORS AND SPECIAL CONSIDERATIONS

The investment risks associated with an investment in the Balanced Capital Fund are similar to those associated with an investment in the American Balanced Fund. Both Funds invest primarily in equity and fixed-income securities of U.S. and foreign issuers and, as a result, are subject to market risk, stock selection risk, interest rate risk, foreign investing risk and junk bond risk. These risks are discussed below.

Market Risk and Selection Risk — Market risk is the risk that the equity markets will go down in value, including the possibility that the equity markets will go down sharply and unpredictably. Selection risk is the risk that the securities that MLIM selects will underperform the markets or other funds with similar investment objectives and investment strategies.

Interest Rate Risk — The risk that the value of an investment will decrease as a result of changes in interest rates. Generally, when interest rates increase, fixed-income securities decrease in value and longer-term fixed income securities decrease in value more than short-term fixed-income securities.

Foreign Investing — Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities.

Currency Risk — The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value to a U.S. investor because the currency is worth fewer U.S. dollars.

Junk Bonds — Junk bonds are high risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are less liquid and experience more price volatility than higher rated fixed-income securities.

A complete discussion of the risk factors to which an investment in the American Balanced Fund is subject is set forth in the Company’s Prospectus under the caption “Your Account — Types of Investment Risk.”

7

COMPARISON OF THE FUNDS

Financial Highlights

 American Balanced Fund. The following Financial Highlights table is intended to help you understand the American Balanced Fund’s financial performance for the periods shown. Certain information reflects financial results for a single share. The total returns in the table represent the rate an investor would have earned on an investment in Class A shares of American Balanced Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the American Balanced Fund’s financial statements, is included in the Company’s Annual Report, which accompanies this Proxy Statement and Prospectus.

The following per share data and ratios have been derived from information provided in the financial statements:
	American Balanced Fund Class A Shares
	For the Year Ended December 31,
	2000†	1999	1998	1997	1996
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of year	$14.80	$16.74	$16.59	$16.01	$15.17
Investment income — net	.34	.45	.40	.54	.53
Realized and unrealized gain (loss) on investments — net	(.58)	.83	1.60	1.87	.89
Total from investment operations	(.24)	1.28	2.00	2.41	1.42
Less dividends and distributions:
Investment income — net	(.38)	(.85)	(.54)	(.27)	(.56)
In excess of investment income — net	— ††	—	—	—	—
Realized gain on investments — net	(1.33)	(2.37)	(1.31)	(1.56)	(.02)
In excess of realized gain on investments— net	(.36)	—	—	—	—
Total dividends and distributions	(2.07)	(3.22)	(1.85)	(1.83)	(.58)
Net asset value, end of year	$12.49	$14.80	$16.74	$16.59	$16.01
Total Investment Return:*
Based on net asset value per share	(1.68%)	8.73%	13.56%	17.11%	9.73%
Ratios to Average Net Assets:
Expenses	.62%	.61%	.62%	.60%	.60%
Investment income — net	2.32%	2.70%	2.37%	3.17%	3.39%
Supplemental Data:
Net assets, end of year (in thousands)	$133,090	$166,405	$187,084	$194,747	$212,047
Portfolio turnover	85.30%	105.48%	102.47%	136.71%	236.50%

*	Total investment returns exclude insurance-related fees and expenses.
†	Based on average shares outstanding.
††	Amount is less then $.01 per share.

8

Balanced Capital Fund. The following Financial Highlights table is intended to help you understand the Balanced Capital Fund’s financial performance since this Fund commenced operations in 1998. Certain information reflects financial results for a single share. The total returns in the table represent the rate an investor would have earned on an investment in Class A shares of the Balanced Capital Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP whose report, along with the Balanced Capital Fund’s financial statements, is included in the Company’s Annual Report, which accompanies this Proxy Statement and Prospectus.

The following per share data and ratios have been derived from information provided in the financial statements:
	Balanced Capital Fund Class A Shares
For the Year Ended December 31,			For the period June 5, 1998† through December 31, 1998
2000		1999
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.17	$9.76	$10.00
Investment income — net	.25	.26	.09
Realized and unrealized gain (loss) on investments and foreign curency transactions — net	.39	.50	(.33)
Total from investment operations	.64	.76	(.24)
Less dividends and distributions:
Investment income — net	(.25)	(.34)	—
In excess of investment income — net	(.01)	(.01)	—
In excess of realized gain on investments — net	(.05)	—	—
Total dividends and distributions	(.31)	(.35)	—
Net asset value, end of period	$10.50	$10.17	$9.76
Total Investment Return:**
Based on net asset value per share	6.43%	7.85%	(2.40	%) ††
Ratios to Average Net Assets:
Expenses	.75%	.71%	.86	%*
Investment income — net	2.64%	2.59%	2.54	%*
Supplemental Data:
Net Assets, end of period (in thousands)	$36,287	$33,084	$27,065
Portfolio turnover	82.34%	63.88%	29.48%

*	Annualized.
**	Total investment returns exclude insurance-related fees and expenses.
†	Commencement of operations.
††	Aggregate total investment return.

Information About the Company

The Company Prospectus and Annual Report have been delivered with this Proxy Statement and Prospectus and are incorporated herein by reference. Information about American Balanced Fund’s and Balanced Capital Fund’s investment objectives and policies can be found under the heading “Details About the Fund—How Each Fund Invests” in the Company Prospectus. For information regarding Management’s Discussion of Fund Performance of the American Balanced Fund, please see the Annual Report that accompanies this Proxy Statement and Prospectus.

Investment Restrictions

The Funds have identical investment restrictions. For a complete discussion of the Funds’ investment restrictions, see “Investment Restrictions” in the Company’s Statement of Additional Information dated June 29, 2000, as supplemented on December 8, 2000 and January 8, 2001 (the “Company’s SAI”).

Management

Directors. The Board of Directors of the Company consists of six individuals, five of whom are not “interested persons” as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the Directors of investment companies by the Investment Company Act.

9

Information about the Directors and officers of the Company, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

TERRY K. GLENN (60) — President and Director(1)(2) — Executive Vice President of MLIM and Fund Asset Management, L.P. (“FAM”) (which terms as used herein include their corporate predecessors) since 1983; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988.

 JOE GRILLS (65) — Director(2) — P.O. Box 98, Rapidan, Virginia 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute (affiliation changed in June 2000 to the Association of Finance Professionals) (“CIEBA”) since 1986; member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Incorporated (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989 and of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman since 1998; Director, LaSalle Street Fund since 1995; Director, Hotchkis and Wiley Mutual Funds since 1996; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation.

WALTER MINTZ (72) — Director(2) — 1114 Avenue of the Americas, New York, New York 10035. Special Limited Partner of Cumberland Partners (investment partnership) since 1982.

ROBERT S. SALOMON, JR. (64) — Director(2) — 106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser) since 1994; Trustee, Commonfund since 1980; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; regular columnist with Forbes magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991.

MELVIN R. SEIDEN (70) — Director(2) — 780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

STEPHEN B. SWENSRUD (67) — Director(2) — 88 Broad Street, 2nd Floor, Suite 400, Boston, Massachusetts 02110. Chairman of Fernwood Advisors, Inc. (investment adviser) since 1996; Principal, Fernwood Associates (financial consultant) since 1975; Director and Chairman of RPC Corporation (manufacturing) since 1978; Director of International Mobile Communications, Inc. (telecommunications) since 1998.

CHRISTOPHER G. AYOUB (45) — Senior Vice President(1)(2) — First Vice President of MLIM since 1998; Vice President of MLIM from 1985 to 1997.

 R. ELISE BAUM (40) — Senior Vice President (1)(2) — First Vice President of MLIM since 1999; Vice President of MLIM since 1995; Senior Fund Analyst from 1994-1995; Fund Analyst from 1993-1994; Consultant from 1992-1993.

JEREMY BECKWITH (39) — Senior Vice President and Senior Portfolio Manager(1)(2) — Director of Stock Selection (International Equity and International Equity Focus Funds) of MLAM U.K. since 1998; Managing Director of the Portfolio Management Group of Merrill Lynch Global Asset Management Ltd. from 1990 to 1998.

WALTER CUJE (42) — Senior Vice President(1)(2) — First Vice President of MLIM since 1997; Associate Portfolio Manager of MLIM since 1993; Vice President of MLIM from 1991 to 1997.

ROBERT C., DOLL, JR. (46) — Senior Vice President(1)(2) — Senior Vice President of MLIM and FAM since 1999; Senior Vice President of Princeton Services since 1999; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

 GARETH FIELDING (38) — Senior Vice President(1)(2) — Director (Global Fixed Income) of MLIM since 1998; Senior Portfolio Manager, J.P. Morgan from 1991 to 1998.

LAWRENCE R. FULLER (59) — Senior Vice President(1)(2) — First Vice President of MLIM since 1997.

10

 BRYAN N. ISON (45) — Senior Vice President(1)(2) — First Vice President of MLIM since 1997. Vice President of MLIM from 1985 to 1997.

JAMES D. MCCALL (46) — Senior Vice President(1)(2) — First Vice President of MLIM since 1999. Prior to joining MLIM, Mr. McCall was a portfolio manager with PBHG family of mutual funds form 1994 to 1999.

KEVIN J. MCKENNA (44) — Senior Vice President — Co-Head of MLIM Fixed Income-Americas since 2000; First Vice President and Head of Taxable Money Fund Group at MLIM from 1997 to 2000; Vice President of MLIM from 1985 to 1997.

ERIC S. MITOFSKY (46) — Senior Vice President(1)(2) — First Vice President of MLIM since 1997; Vice President of MLIM from 1992 to 1997; Senior Desk Analyst with Merrill Lynch Program Trading Desk from 1987 to 1992.

 ROBERT F. MURRAY (43) — Senior Vice President(1)(2) — Vice President of MLIM since 1993. Employed by MLIM since 1989.

GRACE PINEDA (44) — Senior Vice President(1)(2) — First Vice President of MLIM since 1997; Vice President of MLIM since 1989. Prior to joining MLIM, Ms. Pineda was a portfolio manager with Clemente Capital, Inc.

KEVIN RENDINO (34) — Senior Vice President(1)(2) — First Vice President of MLIM since 1997; Vice President of MLIM since December 1993; Senior Research Analyst from 1990 to 19982; Corporate Analyst from 1988 to 1990.

JACQUELINE ROGERS (43) — Vice President(1)(2) — Vice President of MLIM since 1986.

WALTER D. ROGERS (58) — Senior Vice President(1)(2) — First Vice President of MLIM since 1997; Vice President of MLIM since 1987; Vice President of Continental Insurance Asset Management from 1984 to 1987.

 KURT SCHANSINGER (40) — Senior Vice President(1)(2) — First Vice President of MLIM since 1997. Prior to joining MLIM, Mr. Schansinger spent 12 years with Oppenheimer Capital, where he rose to Senior Vice President.

ROBERT M. SHEARER (45) — Senior Vice President(1)(2) — First Vice President of MLIM since 1998; Vice President of MLIM from 1997 to 1998; Vice President and Assistant Portfolio Manager at David L. Babson and Company, Incorporated from 1996 to 1997; Vice President/Section Manager at Concert Capital Management from 1993 to 1996.

 DENNIS W. STATTMAN (49) — Senior Vice President(1)(2) — First Vice President of MLIM since 1997. Vice President of MLIM from 1989 to 1997.

DANIEL V. SZEMIS (41) — Senior Vice President — First Vice President of MLIM since 1997; Portfolio Manager with Prudential Mutual Fund Investment Management Advisors from 1990 to 1996;


 DONALD C. BURKE (40) — Vice President and Treasurer(1)(2) — First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM since 1990.


ALLAN J. OSTER (37) — Secretary(1)(2) — Vice President (Legal Advisory Group) of MLIM since 2000; Attorney with MLIM since 1999; Associate, Drinker Biddle & Reath LLP from 1996 to 1999; Senior Counsel, U.S. Securities and Exchange Commission from 1991 to 1996.

(1)	Interested person, as defined in the Investment Company Act, of the Company.
(2)	Such Director or officer is a director, trustee or officer of certain other investment companies for which the Investment Adviser or FAM acts as the investment adviser or manager.

 Management and Advisory Arrangements. Kurt Schansinger and Walter Cuje are the portfolio managers of the Balanced Capital Fund and the American Balanced Fund. Kurt Schansinger and Walter Cuje are expected to serve as the portfolio managers of the Combined Fund after the Reorganization.

11

MLIM is the investment adviser to both the Balanced Capital Fund and the American Balanced Fund, pursuant to separate investment advisory agreements entered into with the Company. The Balanced Capital Fund pays MLIM a monthly fee at the annual rate of 0.60% of such Fund’s average daily net assets. The American Balanced Fund pays MLIM a monthly fee at the annual rate of 0.55% of such Fund’s average daily net assets. After the Reorganization, the Combined Fund would pay MLIM a monthly fee at the annual rate of 0.55% of the average daily net assets of the Combined Fund.

MLIM has retained MLAM U.K. as sub-adviser to each Fund. Pursuant to a separate sub-advisory agreement between MLIM and MLAM U.K., MLIM pays MLAM U.K. a fee for providing investment advisory services to MLIM with respect to each Fund in an amount to be determined from time to time by MLIM and MLAM U.K. but in no event in excess of the amount MLIM actually receives for providing services to each Fund pursuant to the relevant investment advisory agreement. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

Purchase of Shares

Both the Balanced Capital Fund and the American Balanced Fund currently offer one class of shares—Class A Shares. The purchase procedures in effect for both the Balanced Capital Fund and the American Balanced

Fund are identical. For a complete discussion of the purchase procedures, see “Your Account—How to Buy and Sell” in the Company Prospectus.

Redemption of Shares

The redemption procedures in effect for both the Balanced Capital Fund and the American Balanced Fund are identical. See “Your Account—How to Buy and Sell Shares” in the Company Prospectus.

Performance

 General. The bar charts and table shown below provide an indication of the risks of investing in each Fund. The bar charts show changes in the Funds’ performance for the past 10 calendar years or each full year since inception. The table shows the average annual total returns of each Fund for the periods shown. Past performance is not indicative of future performance. The bar charts and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below.

American Balanced Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 10.79% (quarter ended December 31, 1998) and the lowest return for a quarter was -8.03% (quarter ended September 30, 1998).

12

Balanced Capital Fund

During the periods shown in the bar chart, the highest return for a quarter was 6.41% (quarter ended June 30, 1999) and the lowest return for a quarter was -6.21% (quarter ended September 30, 1999).

	Average Annual Total Return (as of the year ended December 31, 2000)
Period	Balanced Capital Fund	American Balanced Fund
Past One Year	6.43%	-1.68%
Past Five Years	N/A	9.30%
Past Ten Years/Since Inception	4.51%*	10.09%

*	Commenced operations on June 5, 1998.

Shareholder Rights

Shareholders of each Fund are entitled to one vote for each Class A share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote.

Dividends

All, or substantially all, of each Fund’s net income is declared as dividends annually. Dividends are paid annually and automatically reinvested in additional Fund shares at net asset value and credited to the shareholder’s account or, at the shareholder’s option, paid in cash. Following the Reorganization, the policy of the Combined Fund with respect to dividends will remain unchanged. See “Your Account—Dividends and Taxes” in the Company Prospectus.

Tax Information

The tax consequences associated with an investment in Class A shares of the Balanced Capital Fund are identical to those associated with an investment in Class A shares of the American Balanced Fund. See “Your Account—Dividends and Taxes” in the Company Prospectus.

Portfolio Transactions

The procedures for engaging in portfolio transactions are the same for both the Balanced Capital Fund and the American Balanced Fund. For a discussion of these procedures, see “Portfolio Transactions and Brokerage” in the Company’s Statement of Additional Information.

13

Additional Information

Net Asset Value. Both the Balanced Capital Fund and the American Balanced Fund determine their net asset value once daily as of 4:00 p.m. (Eastern Time) on days that the NYSE is open for business. The net asset value of each class of shares is computed by dividing the sum of the value of the securities plus any cash or other assets (including interest and dividends accrued) held by such Fund and attributable to such class minus all liabilities (including accrued expenses) attributable to such class by the total number of shares outstanding at such time rounded to the nearest cent.

Custodian. The Bank of New York (the “Custodian”) acts as custodian of the cash and securities of each Fund. The principal business address of the Custodian is 100 Church Street, New York, New York 10286. The Custodian will continue to serve as the custodian of the Combined Fund following the Reorganization.

Transfer Agent. Financial Data Services, Inc. (the “Transfer Agent”) serves as the transfer agent for each Fund. The Transfer Agent will continue to serve as the Combined Fund’s transfer agent following the Reorganization.

Shareholder Inquiries. Shareholder inquiries with respect to the Balanced Capital Fund and the American Balanced Fund may be addressed to either Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

THE REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Exhibit I), the American Balanced Fund will acquire substantially all of the assets and will assume substantially all of the liabilities of the Balanced Capital Fund, in exchange solely for an equal aggregate value of Class A shares to be issued by the American Balanced Fund. Upon receipt by the Balanced Capital Fund of such Class A shares, the Balanced Capital Fund will distribute such Class A shares to its Class A shareholders, as described below in liquidation of the Balanced Capital Fund.

Generally, the assets transferred by the Balanced Capital Fund to the American Balanced Fund will equal all investments of the Balanced Capital Fund held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan) and all other assets of the Balanced Capital Fund as of such time.

The Balanced Capital Fund will distribute the Class A shares of the American Balanced Fund received by it pro rata to its Class A shareholders in exchange for such shareholders’ proportional interests in the Balanced Capital Fund. The Class A shares of the American Balanced Fund received by the Class A shareholders of the Balanced Capital Fund will have the same aggregate net asset value as each such shareholder’s interest in the Balanced Capital Fund as of the Valuation Time. (See “Terms of the Agreement and Plan—Valuation of Assets and Liabilities” for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of the American Balanced Fund in the names of all Class A shareholders of the Balanced Capital Fund, including Class A shareholders holding Balanced Capital Fund shares in certificate form, and transferring to each shareholder’s account the Class A shares of the American Balanced Fund representing such shareholder’s interest previously credited to the account of the Balanced Capital Fund. Shareholders holding Class A shares of the Balanced Capital Fund in certificate form may receive certificates representing the Class A shares of the American Balanced Fund credited to their account in respect of such Balanced Capital Fund shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

Since the Class A shares of the American Balanced Fund will be issued at net asset value and the Class A shares of the Balanced Capital Fund will be valued at net asset value for the purposes of the exchange by the Class A shareholders of the Balanced Capital Fund of their Class A shares for the Class A shares of the American Balanced Fund, the holders of Balanced Capital Fund Class A shares will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Balanced Capital Fund or the American Balanced Fund would hold a smaller percentage of ownership in the Combined Fund than he or she did in the Balanced Capital Fund or the American Balanced Fund prior to the Reorganization.

14

Procedure

On January 11, 2001, the Board of Directors of the Company, including all of the Directors who are not “interested persons,” as defined by the Investment Company Act, approved the Agreement and Plan and the submission of such Agreement and Plan to the shareholders of the Balanced Capital Fund for approval.

If the shareholders of the Balanced Capital Fund approve the Reorganization at the Meeting, and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place during the second calendar quarter of 2001.

The Board of Directors of the Company recommends that shareholders of the Balanced Capital Fund approve the Agreement and Plan.

Terms of the Agreement and Plan

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan attached hereto as Exhibit I.

Valuation of Assets and Liabilities. The assets of the Balanced Capital Fund and the American Balanced Fund will be valued on the business day prior to the Exchange Date (as defined in the Agreement and Plan) and will be valued according to the procedures set forth under “How Shares are Priced” in the Company Prospectus.

Distribution of Shares of the American Balanced Fund. As soon as practicable after the Exchange Date, the Balanced Capital Fund will liquidate and distribute the Class A shares of the American Balanced Fund received by it pro rata to its Class A shareholders in exchange for such shareholders’ proportional interests in the Balanced Capital Fund. The Class A shares of the American Balanced Fund received by shareholders of the Balanced Capital Fund will have the same aggregate net asset value as such shareholders’ interest in the Balanced Capital Fund held on the Exchange Date. (See “Valuation of Assets” above for information about the calculation of net asset value.) Generally, the liquidation and distribution will be accomplished by opening new accounts on the books of the American Balanced Fund in the names of the Class A shareholders of the Balanced Capital Fund and transferring to those shareholders’ accounts the Class A shares representing such shareholders’ interest previously credited to the account of the Balanced Capital Fund.

No sales charge or fee of any kind will be charged to the Class A shareholders of the Balanced Capital Fund in connection with their receipt of Class A shares of the American Balanced Fund in the Reorganization.

 Expenses. The expenses of the Reorganization that are directly attributable to the Balanced Capital Fund and the conduct of its business will be deducted from the assets of such Balanced Capital Fund as of the time of valuation of assets for purposes of the Reorganization. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting and the expenses related to the solicitation of proxies to be voted at the Meeting. The expenses attributable to the American Balanced Fund include the costs of printing sufficient copies of the Company Prospectus and the Company’s most recent Annual Report that accompany this Proxy Statement and Prospectus and transfer agent fees. The expenses of the Reorganization, including expenses in connection with obtaining the IRS ruling, the preparation of the Agreement and Plan, legal fees and audit fees, will be borne equally by the Funds. The expenses of the Reorganization attributable to the Balanced Capital Fund are currently estimated to be $77,000. The expenses of the Reorganization attributable to the American Balanced Fund are currently estimated to be $59,000 and will be paid by MLIM.

Required Approvals. As previously stated, consummation of the Reorganization is conditioned upon the receipt of a favorable ruling from the IRS or an opinion of counsel as to tax matters. In addition, approval of the Agreement and Plan requires the affirmative vote of shareholders representing more than two-thirds of the outstanding shares of the Balanced Capital Fund.

Termination of the Balanced Capital Fund. Following the transfer of the assets and liabilities of the Balanced Capital Fund to the American Balanced Fund and the distribution of the Class A shares of the American Balanced Fund to the Class A shareholders of the Balanced Capital Fund, the Company will take action to terminate the Balanced Capital Fund as a series of the Company under Maryland law.

Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of the Company pursuant to the Agreement and Plan are subject to various conditions, including this registration statement on Form N-14 being declared effective

15

by the Commission, approval of the Reorganization by the shareholders of the Balanced Capital Fund, a favorable IRS ruling or an opinion of counsel being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of the Balanced Capital Fund and the American Balanced Fund being confirmed by the respective parties.

Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Balanced Capital Fund) prior to the Exchange Date, or the Exchange Date may be postponed by the Board of Directors of the Company, if any condition to the Company’s obligations, on behalf of the Balanced Capital Fund or the American Balanced Fund, has not been fulfilled or waived by the Board.

Potential Benefits to Shareholders as a Result of the Reorganization

The proposed Reorganization will consolidate two similar funds and provide a larger asset base. MLIM believes that the Reorganization will benefit both Balanced Capital Fund and American Balanced Fund shareholders. Following the Reorganization, both American Balanced Fund and Balanced Capital Fund shareholders will remain invested in a diversified, open-end fund with few changes to its investment objectives, risks of investment and management arrangements. In addition, MLIM believes that Balanced Capital Fund shareholders are likely to experience lower expenses per share and economies of scale as a result of the Reorganization.

 As of December 31, 2000, the total operating expenses for the Balanced Capital Fund were 0.75% (based on average net assets of approximately $33.0 million) and the total operating expenses for the American Balanced Fund were 0.62% (based on average net assets of approximately $152.9 million). If the Reorganization had taken place on December 31, 2000, the total operating expense ratio for the Combined Fund for the fiscal year ended December 31, 2000, on a pro forma basis, would have been 0.61% (based on average net assets of approximately $186.0 million), and would have been 0.14% lower than the current total operating expenses of the Balanced Capital Fund.

MLIM believes that the Reorganization will benefit each of the Funds primarily because certain fixed costs, such as the costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, resulting possibly in a lower overall expense ratio for the Combined Fund.

The table below sets forth the net assets of each Fund as of its last three fiscal year ends.

Net Assets for the Dates Indicated

	Net Assets
Name of Fund	As of December 31, 2000	As of December 31, 1999	As of December 31, 1998
Balanced Capital Fund 	$ 36,286,927	$ 33,084,222	$ 27,064,729
American Balanced Fund	$133,090,390	$166,405,379	$187,084,471

Based on the foregoing, the Board of Directors of the Company concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Directors of the Company determined that the interests of existing shareholders of the Balanced Capital Fund and the American Balanced Fund would not be diluted as a result of the Reorganization.

Tax Consequences of the Reorganization

     General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free Reorganization under Section 368(a)(1)(D) of the Code. The Balanced Capital Fund and the American Balanced Fund have elected and qualified for the special tax treatment afforded “regulated investment companies” under the Code, and the American Balanced Fund intends to continue to so qualify after the Reorganization. The Company has requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the transfer of substantially all of the assets of the Balanced Capital Fund to the American Balanced Fund in exchange solely for Class A shares of the American Balanced Fund as provided in the Agreement and Plan will constitute a “Reorganization” within the meaning of Section
368(a)(1)(D) of the Code, and the Balanced Capital Fund and the American Balanced Fund will be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or

16

 loss will be recognized to the Balanced Capital Fund as a result of the asset transfer solely in exchange for Class A shares of the American Balanced Fund or on the distribution of the Class A shares of the American Balanced Fund to the Class A shareholders of the Balanced Capital Fund under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to the American Balanced Fund on the receipt of assets of the Balanced Capital Fund in exchange for the American Balanced Fund shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of the Balanced Capital Fund on the receipt of Class A shares of the American Balanced Fund in exchange for their Class A shares of the Balanced Capital Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of the assets of the Balanced Capital Fund in the hands of the American Balanced Fund will be the same as the tax basis of such assets in the hands of the Balanced Capital Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Class A shares of the American Balanced Fund received by the Class A shareholders of the Balanced Capital Fund in the Reorganization will be equal to the tax basis of the Class A shares of the Balanced Capital Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a shareholder’s holding period for the Class A shares of the American Balanced Fund will be determined by including the period for which such shareholder held the Class A shares of the Balanced Capital Fund exchanged therefor, provided, that such Balanced Capital Fund Class A shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, the American Balanced Fund’s holding period with respect to the Balanced Capital Fund assets transferred will include the period for which such assets were held by the Balanced Capital Fund; and (ix) the taxable year of the Balanced Capital Fund will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, the American Balanced Fund will succeed to and take into account certain tax attributes of the Balanced Capital Fund, such as earnings and profits, capital loss carryovers and method of accounting.

Shareholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

Status as a Regulated Investment Company. The Balanced Capital Fund and the American Balanced Fund have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code and, after the Reorganization, the Combined Fund intends to continue to operate so as to qualify as a regulated investment company. Following the distribution of Class A shares of the American Balanced Fund to the Class A shareholders of the Balanced Capital Fund, the Company will terminate the Balanced Capital Fund as a series of the Company.

Capitalization

 The following table sets forth as of December 31, 2000: (i) the capitalization of the American Balanced Fund; (ii) the capitalization of the Balanced Capital Fund; and (iii) the capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

	American Balanced Fund Class A	Balanced Capital Fund Class A	Combined Fund Class A(a)
Total Net Assets	$133,090,390	$36,286,927	$169,296,450
Shares Outstanding	10,655,900	3,455,272	13,554,735
Net Asset Value per Share	$12.49	$10.50	$12.49

(a)	Total Net Assets and Net Asset Value per Share include the aggregate value of the Balanced Capital Fund’s net assets which would have been transferred to the American Balanced Fund had the Reorganization been consummated on December 31, 2000. Total Net Assets reflects the charge for estimated Reorganization expenses of $77,000 attributable to the Balanced Capital Fund and the unamortized Deferred Organization expense of the Balanced Capital Fund of $3,867. No assurance can be given as to how many shares of the American Balanced Fund, the Balanced Capital Fund shareholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the American Balanced Fund that actually will be received by Balanced Capital Fund shareholders on or after such date.

INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Meeting

 The Meeting will be held on Monday, April 16, 2001, at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, at 9:00 a.m., Eastern time.

17

Solicitation, Revocation and Use of Proxies

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Company. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Agreement and Plan.

It is not anticipated that any matters other than the adoption of the Agreement and Plan will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Additional Voting Information

 In addition to the use of the mails, proxies may be solicited by telephone, telegraph, facsimile or personal interview. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholders’ identity. In all cases where a telephonic authorization is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received this Proxy Statement and Prospectus and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitted to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

Record Date and Outstanding Shares

 Only holders of record of shares of the Balanced Capital Fund at the close of business on February 21, 2001 (the “Record Date”) are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were 3,602,280 shares of common stock of the Balanced Capital Fund issued and outstanding and entitled to vote.

Security Ownership of Certain Record Owners and Management of the Company

To the knowledge of the Balanced Capital Fund, the following persons or entities owned of record 5% or more of the shares of the Balanced Capital Fund outstanding on the Record Date:

Name and Address of Shareholder	Percentage of Balanced Capital Fund Owned	Percentage of Combined Fund Owned After Reorganization
ML Life Insurance Company Attn: Doak Foster Mitchell Williams Selig Gates & Woodyard Attorneys at Law 310 W. Capital Ave. Littlerock, AR 72201-3525	89.56%	20.73%

ML Life Insurance Company of NY Attn: Melissa Dwyer 717 Fifth Avenue — 16th Floor New York, NY 10022	6.36%	1.47%

At the Record Date, the Directors and officers of the Company as a group (27 persons) owned an aggregate of less than 1% of the outstanding shares of the Balanced Capital Fund.

To the knowledge of the American Balanced Fund, the following persons or entities owned of record 5% or more of the shares of the American Balanced Fund outstanding on the Record Date:

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
Name and Address of Shareholder	Percentage of American Balanced Fund Owned	Percentage of Combined Fund Owned After Reorganization
ML Life Insurance Company Attn: Doak Foster Mitchell Williams Selig Gates & Woodyard Attorneys at Law 310 W. Capital Ave. Littlerock, AR 72201-3525	86.39%	66.40%

ML Life Insurance Company of NY Attn: Melissa Dwyer 717 Fifth Avenue — 16th Floor New York, NY 10022	6.65%	6.65%

At the Record Date, the Directors and officers of the Company as a group (27 persons) owned an aggregate of less than 1% of the outstanding shares of the American Balanced Fund and owned less than 1% of the outstanding shares of common stock of ML&Co.

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined in the Investment Company Act) of the Fund.

Voting Rights and Required Vote

For purposes of this Proxy Statement and Prospectus, each Class A share of the Balanced Capital Fund is entitled to one vote. Approval of the Agreement and Plan by the Balanced Capital Fund requires the affirmative vote of the shareholders of the Balanced Capital Fund representing two-thirds of the total votes entitled to be cast thereon.

Under Maryland law, shareholders of a registered open-end investment company, such as the Company, are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any Balanced Capital Fund shareholder may redeem his or her shares prior to the Reorganization.

A quorum for purposes of the Meeting consists of a majority of the shares of the Balanced Capital Fund entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes in favor the Agreement and Plan are not received from the shareholders of the Balanced Capital Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Balanced Capital Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the shareholders of the Balanced Capital Fund.

ADDITIONAL INFORMATION

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Company, on behalf of the Balanced Capital Fund.

This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which the Company has filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

The Company files reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by the Company can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Call 202-942-8090 for information on the operation of the public reference room. Copies of materials, other than materials incorporated herein by reference and other information regarding the Funds also can be obtained on the Commission’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

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LEGAL PROCEEDINGS

There are no material legal proceedings to which the Company, on behalf of either Fund, is a party.

LEGAL OPINIONS

Certain legal matters in connection with the Reorganization will be passed upon for the Company by Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166. Clifford Chance Rogers & Wells LLP will rely as to matters of Maryland law on the opinion of Brown & Wood, LLP.

EXPERTS

 The financial highlights of the Balanced Capital Fund and the American Balanced Fund included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP (“D&T”) independent auditors, given on their authority as experts in auditing and accounting. The principal business address of (“D&T”) is Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400. D&T is expected to serve as the independent auditors for the Combined Fund after the Reorganization.

SHAREHOLDER PROPOSALS

A shareholder proposal intended to be presented at any subsequent meeting of shareholders of the Balanced Capital Fund must be received by the Company in a reasonable time before the Company begins to print and mail the proxy solicitation materials to be utilized in connection with such meeting in order to be considered in the Company’s proxy statement and form of proxy relating to the meeting.

By Order of the Board of Directors, Allan J. Oster Secretary, Merrill Lynch Variable Series Funds, Inc.

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EXHIBIT I

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 11th day of January, 2001, by and between Merrill Lynch Variable Series Funds, Inc. (the “Company”), on behalf of Merrill Lynch American Balanced Fund (“Acquiring Fund”), and the Company, on behalf of Merrill Lynch Balanced Capital Focus Fund (“Acquired Fund” and, together with Acquiring Fund, the “Funds”). The Company is a Maryland corporation and each of the Funds is a separate series of the Company.

PLAN OF REORGANIZATION

The reorganization will comprise the acquisition by Acquiring Fund of substantially all of the assets, and the assumption of substantially all of the liabilities, of Acquired Fund in exchange solely for an equal aggregate value of newly-issued Class A shares of common stock, with a par value of $.10 per share, of Acquiring Fund and the subsequent distribution of Corresponding Shares (as defined below) of Acquiring Fund to the Class A shareholders of Acquired Fund in exchange for their Class A shares of common stock of Acquired Fund, in liquidation of Acquired Fund, all upon and subject to the terms hereinafter set forth (the “Reorganization”).

 In the course of the Reorganization, Class A shares of Acquiring Fund will be distributed to Acquired Fund shareholders as follows: each holder of Acquired Fund Class A shares will be entitled to receive the number of Class A shares of Acquiring Fund (the “Corresponding Shares”) having the same aggregate net asset value as the aggregate net asset value of such shareholder’s Class A shares in Acquired Fund immediately prior to the Reorganization. In consideration therefor, on the Exchange Date (as defined below), Acquiring Fund shall acquire substantially all of Acquired Fund’s assets and assume substantially all of Acquired Fund’s obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

As promptly as practicable after the consummation of the Reorganization, Acquired Fund shall be terminated as a series of the Company.

AGREEMENT

In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Acquiring Fund and Acquired Fund hereby agree as follows:

1. Representations and Warranties of Acquiring Fund.

The Company, on behalf of Acquiring Fund, represents and warrants to, and agrees with, the Company, on behalf of Acquired Fund, that:

(a) Acquiring Fund is a series of the Company, a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Acquiring Fund has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Company is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company (File No. 811-3290), and such registration has not been revoked or rescinded and is in full force and effect. The Company, on behalf of Acquiring Fund, has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since inception of Acquiring Fund and intends that Acquiring Fund continue to so qualify until consummation of the Reorganization and thereafter.

(c) Acquired Fund has been furnished with a statement of assets and liabilities and a schedule of investments of Acquiring Fund, each as of December 31, 1999, said financial statements having been audited by Deloitte & Touche LLP, independent accountants. An unaudited statement of assets and liabilities of Acquiring Fund and an unaudited schedule of investments of Acquiring Fund, each as of the Valuation Time

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(defined below), will be furnished to Acquired Fund at or prior to the Exchange Date for the purpose of determining the number of Corresponding Shares of Acquiring Fund to be issued pursuant to Section 4 of this Agreement; and each such statement and schedule will fairly present the financial position of Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(d) Acquired Fund has been furnished with Acquiring Fund’s semi-annual report to shareholders for the six-month period ended June 30, 2000 and the financial statements appearing therein fairly present the financial position of Acquiring Fund as of the dates indicated in conformity with generally accepted accounting principles applied on a consistent basis.

 (e) Acquired Fund has been furnished with the Company’s prospectus, dated April 4, 2000, as supplemented on March 15, 2001, and statement of additional information, dated April 4, 2000, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) The Company, with respect to Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Directors of the Company, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) There are no material legal, administrative or other proceedings involving Acquiring Fund pending or, to the knowledge of the Company, threatened against the Company which assert liability on the part of Acquiring Fund or which materially affect the Company’s or Acquiring Fund’s financial condition or its ability to consummate the Reorganization. Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) The Company is not a party to or obligated under any provision of its Articles of Incorporation, as amended, its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

(i) There are no material contracts outstanding to which the Company, on behalf of Acquiring Fund, is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Acquired Fund prior to the Valuation Time.

(j) Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Acquiring Fund’s most recent annual or semi-annual report to shareholders; and those incurred in connection with the Reorganization. As of the Valuation Time, Acquiring Fund will advise Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(l) The registration statement filed by the Company on Form N-14 relating to the shares of Acquiring Fund to be issued pursuant to this Agreement, which includes the proxy statement of Acquired Fund and the prospectus of Acquiring Fund with respect to the transaction contemplated herein, and any supplement or amendment thereto or to the documents therein (the “N-14 Registration Statement”), on its effective date, at the time of the shareholders’ meeting referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to Acquiring Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did

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not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Company, with respect to Acquiring Fund, for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

(m) Acquiring Fund is authorized to issue 100,000,000 Class A shares and 100,000,000 Class B shares of common stock, par value $.10 per share.

(n) The Class A shares of Acquiring Fund to be issued to Acquired Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Exchange Date, Acquiring Fund will have obtained any and all regulatory, Company and shareholder approvals necessary to issue the Class A shares of Acquiring Fund to Acquired Fund.

2. Representations and Warranties of Acquired Fund.

The Company, on behalf of Acquired Fund, represents and warrants to, and agrees with, the Company, on behalf of Acquiring Fund, that:

(a) Acquired Fund is a series of the Company, a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Acquired Fund has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Company is duly registered under the 1940 Act as an open-end management investment company (File No. 811-3290), and such registration has not been revoked or rescinded and is in full force and effect. The Company, on behalf of Acquired Fund, has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since inception of Acquired Fund, and intends that Acquired Fund continue to so qualify for its taxable year ending on the Exchange Date.

(c) As used in this Agreement, the term “Investments” shall mean (i) the investments of Acquired Fund shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Acquiring Fund, and (ii) all other assets owned by Acquired Fund or liabilities incurred as of the Valuation Time.

(d) The Company, with respect to Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Board of Directors of the Company, and, subject to its approval by the shareholders of Acquired Fund, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) Acquiring Fund has been furnished with a statement of assets and liabilities and a schedule of investments of Acquired Fund, each as of December 31, 1999, said financial statements having been audited by Deloitte & Touche LLP, independent accountants. An unaudited statement of assets and liabilities of Acquired Fund and an unaudited schedule of investments of Acquired Fund, each as of the Valuation Time, will be furnished to Acquiring Fund at or prior to the Exchange Date for the purpose of determining the number of Corresponding Shares of Acquiring Fund to be issued pursuant to Section 4 of this Agreement; and each such statement and schedule will fairly present the financial position of Acquired Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(f) Acquiring Fund has been furnished with Acquired Fund’s semi-annual report to shareholders for the six-month period ended June 30, 2000, and the financial statements appearing therein fairly present the financial position of Acquired Fund as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

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(g) Acquiring Fund has been furnished with the Company’s prospectus, dated April 4, 2000, as supplemented on March 15, 2001, and statement of additional information, dated April 4, 2000, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) There are no material legal, administrative or other proceedings involving Acquired Fund pending or, to the knowledge of the Company, threatened against the Company which assert liability on the part of Acquired Fund or which materially affect the Company’s or Acquired Fund’s financial condition or its ability to consummate the Reorganization. Acquired Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) There are no material contracts outstanding to which the Company, on behalf of Acquired Fund, is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Acquiring Fund prior to the Valuation Time.

(j) The Company is not a party to or obligated under any provision of the Company’s Articles of Incorporation, as amended, its by-laws or any contract or other commitment or obligation, nor is it subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

(k) Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since its most recent annual or semi-annual report to shareholders and those incurred in connection with the Reorganization. As of the Valuation Time, Acquired Fund will advise Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(l) The Company, on behalf of Acquired Fund, has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

(m) At both the Valuation Time and the Exchange Date, the Company, on behalf of Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, Acquired Fund will have good and marketable title to all of the Investments, and the Company, on behalf of Acquiring Fund, will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state laws.

(o) The N-14 Registration Statement, on its effective date, at the time of the shareholders’ meeting referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to Acquired Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14

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Registration Statement made in reliance upon and in conformity with information furnished by the Company, with respect to Acquired Fund, for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

(p) Acquired Fund is authorized to issue 100,000,000 Class A shares and 100,000,000 Class B shares of common stock, par value $.10 per share; only Class A shares have been issued by Acquired Fund and each outstanding Class A share is fully paid and nonassessable and has full voting rights.

(q) The Company, on behalf of Acquired Fund, will not sell or otherwise dispose of any of the Corresponding Shares of Acquiring Fund to be received in the Reorganization, except in distribution to the shareholders of Acquired Fund.

3. The Reorganization.

(a) Subject to receiving the requisite approval of the shareholders of Acquired Fund, and to the other terms and conditions contained herein, the Company, on behalf of Acquired Fund, agrees to convey, transfer and deliver to Acquiring Fund, and the Company, on behalf of Acquiring Fund, agrees to acquire from Acquired Fund, on the Exchange Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Acquired Fund, and assume substantially all of the liabilities of Acquired Fund, in exchange solely for that number of Class A shares of Acquiring Fund provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Exchange Date, the Company, on behalf of Acquired Fund, will distribute all Class A shares of Acquiring Fund received by it to the Class A shareholders of Acquired Fund in exchange for their Class A shares of Acquired Fund. Such distribution shall be accomplished by the opening of shareholder accounts on the stock ledger records of the Company, with respect to Acquiring Fund, in the amounts due the Class A shareholders of Acquired Fund based on their respective Class A holdings in Acquired Fund as of the Valuation Time.

(b) The Company, on behalf of Acquired Fund, will pay or cause to be paid to Acquiring Fund any interest or dividends it receives on or after the Exchange Date with respect to the Investments transferred to Acquired Fund hereunder.

 (c) The Valuation Time shall be 4:00 p.m., Eastern time, on May 4, 2001, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(d) Acquiring Fund will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, Acquired Fund, except that recourse for such liabilities will be limited to the net assets of Acquired Fund acquired by Acquiring Fund. The known liabilities of Acquired Fund as of the Valuation Time shall be confirmed in writing to Acquiring Fund by Acquired Fund pursuant to Section 2(k) of this Agreement.

(e) The Company will terminate Acquired Fund as a series of the Company following the Exchange Date.

4. Issuance and Valuation of Shares of Acquiring Fund in the Reorganization.

Full Class A shares of Acquiring Fund and, to the extent necessary, fractional Class A shares of Acquiring Fund, of an aggregate net asset value equal to the net asset value, determined as hereinafter provided, of the assets of Acquired Fund acquired by Acquiring Fund in accordance herewith, reduced by the amount of liabilities of Acquired Fund assumed by Acquiring Fund in accordance herewith, shall be issued by the Company, on behalf of Acquiring Fund, in exchange for such assets of Acquired Fund. The net asset value of Acquired Fund shall be determined in accordance with the procedures described in the Company’s prospectus under “How Shares are Priced.” Acquired Fund shall distribute the Class A shares of Acquiring Fund to its Class A shareholders and Acquiring Fund will open new accounts on its books in the names of the Class A shareholders of Acquired Fund and transfer to those shareholders’ accounts the Class A shares of Acquiring Fund representing such shareholders’ interest previously credited to the account of Acquired Fund.

5. Payment of Expenses.

 (a) With respect to expenses incurred in connection with the Reorganization, (i) Acquiring Fund and Acquired Fund each shall pay those expenses incurred that are attributable solely to it and the conduct of its business, (ii) each Fund shall pay half of those expenses incurred that are attributable to both Funds,

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including, but not limited to, the cost of preparing and filing a ruling request with the Internal Revenue Service, the cost of the preparation of this Agreement, legal and accounting fees, filing fees, stock exchange fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization, and (iii) Acquiring Fund shall pay those expenses incurred in connection with the Reorganization subsequent to the Exchange Date.

(b) If the Reorganization is not approved, these expenses will be allocated pro rata between the Funds according to the net asset value of the Class A shares of each Fund on the date of the shareholders meeting referred to in Section 6(a) of this Agreement.

(c) If, for any reason, the Reorganization is not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages.

6. Covenants of Acquiring Fund and Acquired Fund.

(a) The Company, on behalf of Acquired Fund, agrees to call a special meeting of the shareholders of Acquired Fund to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of at least two-thirds of the shares of Acquired Fund issued and outstanding and entitled to vote thereon shall have approved this Agreement at such meeting at or prior to the Valuation Time.

(b) The Company, on behalf of each Fund, covenants to operate the business of the Fund as presently conducted between the date hereof and the Exchange Date.

(c) The Company agrees that following the consummation of the Reorganization, it will terminate Acquired Fund as a series of the Company, and will not make any distributions of the Corresponding Shares other than to the shareholders of Acquired Fund and without first paying or adequately providing for the payment of all of Acquired Fund’s liabilities not assumed by Acquiring Fund, if any.

(d) The Company will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. The Company agrees that each Fund will cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(e) The Company, with respect to Acquiring Fund, has no plan or intention to sell or otherwise dispose of the assets of Acquired Fund to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

(f) The Company, with respect to each Fund, agrees that by the Exchange Date all of the Federal and other tax returns and reports required to be filed with respect to each Fund on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Company, with respect to each Fund, agrees that each Fund will cooperate with the other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Company, with respect to Acquiring Fund, agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Acquired Fund for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, the Company, on behalf of Acquired Fund, shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Acquired Fund with respect to Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Acquired Fund

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(other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by Acquired Fund to the extent such expenses have been accrued by Acquired Fund in the ordinary course without regard to the Reorganization.

    (g) The Company, on behalf of Acquired Fund, agrees to mail to each shareholder of record of Acquired Fund entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(h) Following the consummation of the Reorganization, the Company, with respect to Acquiring Fund, expects to stay in existence and continue its business as an open-end management investment company registered under the 1940 Act.

7. Exchange Date.

 (a) Delivery of the assets of Acquired Fund to be transferred, together with any other Investments, and the Corresponding Shares to be issued, shall be made at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, at 9:30 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Acquired Fund and Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.” To the extent that any Investments, for any reason, are not transferable on the Exchange Date, the Company, on behalf of Acquired Fund, shall cause such Investments to be transferred to Acquiring Fund’s account with The Bank of New York at the earliest practicable date thereafter.

(b) Acquired Fund will deliver to the Company, on behalf of Acquiring Fund, on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Acquiring Fund hereunder, certified by Deloitte & Touche LLP.

(c) As soon as practicable after the close of business on the Exchange Date, Acquired Fund shall deliver to the Company, on behalf of Acquiring Fund, a list of the names and addresses of all of the Class A shareholders of record of Acquired Fund on the Exchange Date and the number of Class A shares of Acquired Fund owned by each such shareholder, certified to the best of their knowledge and belief by the transfer agent for Acquired Fund or by the President of Acquired Fund.

8. Acquired Fund Conditions.

The obligations of the Company, with respect to Acquired Fund, hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of the Company and by the affirmative vote of the holders of at least two-thirds of the shares of Acquired Fund issued and outstanding and entitled to vote thereon, and that the Company, on behalf of Acquiring Fund, shall have delivered to Acquired Fund a copy of the resolutions approving this Agreement adopted by the Board of Directors of the Company, certified by the Secretary of the Company.

(b) That the Company, on behalf of Acquiring Fund, shall have furnished to Acquired Fund a statement of Acquiring Fund’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Acquiring Fund’s behalf by the Company’s President (or any Vice President) and its Treasurer, and a certificate signed by the Company’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquiring Fund since the date of Acquiring Fund’s most recent annual or semi-annual report to shareholders, other than changes in its portfolio securities since the date of such report or changes in the market value of its portfolio securities.

(c) That the Company, on behalf of Acquiring Fund, shall have furnished to Acquired Fund a certificate signed by the Company’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of the Company, on behalf of Acquiring Fund, made in this Agreement are true and correct in all material

I-7

respects with the same effect as if made at and as of such dates, and that the Company, on behalf of Acquiring Fund, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

     (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Company, on behalf of Acquired Fund, shall have received an opinion of Clifford Chance Rogers & Wells LLP, as counsel to Acquiring Fund, in form and substance satisfactory to the Company, on behalf of Acquired Fund, and dated the Exchange Date, to the effect that (i) the Company is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Acquiring Fund to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and fully paid and nonassessable shares of Acquiring Fund, and no shareholder of Acquiring Fund has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or by-laws of the Company or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by the Company, on behalf of Acquiring Fund, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation or by-laws of the Company, or any agreement (known to such counsel) to which the Company is a party or by which the Company is bound; (v) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States Federal court, Maryland state court or governmental authority is required for the consummation by the Company, on behalf of Acquiring Fund, of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (vi) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the Commission thereunder; (vii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (viii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (ix) to the knowledge of such counsel, the Company, on behalf of Acquiring Fund, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on Acquiring Fund or its shareholders; (x) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against the Company, the unfavorable outcome of which would materially and adversely affect Acquiring Fund; (xi) all corporate actions required to be taken by the Company to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of the Company, on behalf of Acquiring Fund; and (xii) such opinion is solely for the benefit of Acquired Fund and the Directors and officers of the Company. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto insofar as it relates to Acquiring Fund contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement and prospectus included in the N-14 Registration Statement insofar as it relates to Acquiring Fund contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the

I-8

circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Acquiring Fund or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Clifford Chance Rogers & Wells LLP may state that it is relying on certificates of officers of the Company with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Acquiring Fund and on an opinion of Brown & Wood LLP as to Maryland law.

(f) That the Company, on behalf of Acquired Fund, shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Clifford Chance Rogers & Wells LLP, to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of Acquired Fund to Acquiring Fund in exchange solely for Class A shares of Acquiring Fund as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(D) of the Code, and the Company, on behalf of each Fund, will be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Acquired Fund as a result of the asset transfer solely in exchange for Class A shares of Acquiring Fund or on the distribution of the Class A shares of Acquiring Fund to the Class A shareholders of Acquired Fund under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund on the receipt of assets of Acquired Fund in exchange for Class A shares of Acquiring Fund; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the Class A shareholders of Acquired Fund on the receipt of the Class A shares of Acquiring Fund in exchange for the Class A shares of Acquired Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of the assets of Acquired Fund in the hands of Acquiring Fund will be the same as the tax basis of such assets in the hands of Acquired Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Class A shares of Acquiring Fund received by the Class A shareholders of Acquired Fund in the Reorganization will be equal to the tax basis of the Class A shares of Acquired Fund surrendered in exchange therefor; (vii) in accordance with Section 1223 of the Code, a shareholder’s holding period for the Class A shares of Acquiring Fund will be determined by including the period for which such shareholder held the Class A shares of Acquired Fund exchanged therefor, provided, that such Acquired Fund Class A shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Acquiring Fund’s holding period with respect to the assets of Acquired Fund transferred will include the period for which such assets were held by Acquired Fund; and (ix) the taxable year of Acquired Fund will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Acquiring Fund will succeed to and take into account certain tax attributes of Acquired Fund, such as earnings and profits, capital loss carryovers and method of accounting.

(g) That all proceedings taken by the Company, on behalf of Acquiring Fund, and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Company, on behalf of Acquired Fund.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Company, be contemplated by the Commission.

(i) That the Company, on behalf of Acquired Fund, shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to the Company, on behalf of Acquired Fund, to the effect that (i) they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Acquiring Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Acquired Fund and Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Acquiring Fund included in the N-14 Registration Statement, and inquiries of certain officials of the Company responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited

I-9

supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, or (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements; and (iv) on the basis of limited procedures agreed upon by Acquired Fund and Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Acquiring Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Acquiring Fund or from schedules prepared by officials of the Company having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Acquiring Fund or would prohibit the Reorganization.

9. Acquiring Fund Conditions.

The obligations of the Company, with respect to Acquiring Fund, hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of the Company and by the affirmative vote of the holders of at least two-thirds of the shares of Acquired Fund issued and outstanding and entitled to vote thereon, and that the Company, on behalf of Acquired Fund, shall have delivered to Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board of Directors of the Company and the minutes of the shareholders meeting, each certified by the Secretary of the Company.

(b) That the Company, on behalf of Acquired Fund, shall have furnished to Acquiring Fund a statement of Acquired Fund’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Acquired Fund’s behalf by the Company’s President (or any Vice President) and the Company’s Treasurer, and a certificate signed by the Company’s President (or any Vice President) and the Company’s Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquired Fund since the date of Acquired Fund’s most recent annual or semi-annual report to shareholders, other than changes in the Investments since the date of such report or changes in the market value of the Investments.

(c) That the Company, on behalf of Acquired Fund, shall have furnished to Acquiring Fund a certificate signed by the Company’s President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Company, on behalf of Acquired Fund, made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Company, on behalf of Acquired Fund, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That the Company, on behalf of Acquired Fund, shall have delivered to Acquiring Fund a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of the Company, on behalf of Acquired Fund, for the period ended December 31, 2000 (which returns originally were prepared and filed by the Company), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Acquired Fund for the period covered thereby; and that for the period from December 31, 2000 to and including the Exchange Date and for any taxable year of Acquired Fund ending upon the liquidation of Acquired Fund, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has

I-10

come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from December 31, 2000 to and including the Exchange Date and for any taxable year of Acquired Fund ending upon the liquidation of Acquired Fund or that Acquired Fund would not continue to qualify as a RIC for Federal income tax purposes for the tax years in question.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the Company, on behalf of Acquiring Fund, shall have received an opinion of Clifford Chance Rogers & Wells LLP, as counsel to Acquired Fund, in form satisfactory to the Company, on behalf of Acquired Fund, and dated the Exchange Date, to the effect that (i) upon consummation of the Reorganization in accordance with the terms of this Agreement, Acquired Fund will have duly transferred its assets and liabilities in accordance with this Agreement; (ii) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court or governmental authority is required for the consummation by Acquired Fund of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (iii) the proxy statement of Acquired Fund contained in the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the Commission thereunder insofar as those requirements relate to information regarding Acquired Fund; (iv) insofar as those requirements relate to information regarding Acquired Fund, the descriptions in the proxy statement contained in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (v) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of Acquired Fund of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vi) to the knowledge of such counsel, the Company, on behalf of Acquired Fund, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on Acquired Fund or its shareholders; (vii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against the Company, the unfavorable outcome of which would materially and adversely affect Acquiring Fund; and (viii) such opinion is solely for the benefit of Acquiring Fund and the Directors and officers of the Company. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto insofar as it relates to Acquired Fund contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement and prospectus included in the N-14 Registration Statement insofar as it relates to Acquired Fund contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Acquired Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Clifford Chance Rogers & Wells LLP may state that it is relying on certificates of officers of the Company with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Acquired Fund and on an opinion of Brown & Wood LLP as to Maryland law.

(g) That the Company, on behalf of Acquiring Fund, shall have received an opinion of Brown & Wood LLP, as Maryland counsel to Acquired Fund, in form and substance satisfactory to Acquiring Fund and dated the Exchange Date, to the effect that (i) the Company is a corporation with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) this Agreement has been duly authorized, executed and delivered by Acquired Fund and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights

I-11

generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Company’s Articles of Incorporation or by-laws or any agreement (known to such counsel) to which the Company is a party or by which the Company is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (iv) the Company, on behalf of Acquired Fund, has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, the Company, on behalf of Acquired Fund, will have duly transferred such assets in accordance with this Agreement; (v) to the best of such counsel’s knowledge, no filing or registration with, or consent, approval, authorization or order of any Maryland state court or governmental authority is required for the consummation by the Company, on behalf of Acquired Fund, of the Reorganization, except such as have been obtained from the Board of Directors of the Company and shareholders of Acquired Fund and such as may be required under Maryland state securities law; (vi) all actions required to be taken by the Company, on behalf of Acquired Fund, to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary actions on the part of the Company; and (vii) such opinion is solely for the benefit of Acquiring Fund and the Directors and officers of the Company. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of the Company with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the valid existence and the good standing of the Company.

(h) That the Company, on behalf of Acquiring Fund, shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Clifford Chance Clifford Chance Rogers & Wells LLP with respect to the matters specified in Section 8(f) of this Agreement.

(i) That the Company, on behalf of Acquiring Fund, shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to the Company, on behalf of Acquiring Fund, to the effect that (i) they are independent public accountants with respect to the Company, on behalf of Acquired Fund, within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Acquired Fund and Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Acquired Fund included in the N-14 Registration Statement, and inquiries of certain officials of Acquired Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Acquiring Fund and Acquired Fund, and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Acquired Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Acquired Fund or from schedules prepared by officials of Acquired Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) That the Investments to be transferred to Acquiring Fund shall not include any assets or liabilities which Acquiring Fund, by reason of charter limitations or otherwise, may not properly acquire or assume.

(k) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Company on behalf of Acquired Fund, be contemplated by the Commission.

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(l) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Acquired Fund or would prohibit the Reorganization.

(m) That all proceedings taken by the Company, on behalf of Acquired Fund, and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Company, on behalf of Acquiring Fund.

(n) That prior to the Exchange Date, the Company, on behalf of Acquired Fund, shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date.

10. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of Acquired Fund) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by a vote of a majority of the Board of Directors of the Company; (ii) by the Company, on behalf of Acquired Fund, if any condition of Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Company, on behalf of Acquiring Fund, if any condition of Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by April 30, 2001, this Agreement automatically shall terminate on that date, unless a later date is agreed to by the Board of Directors of the Company.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the Company, with respect to Acquired Fund or Acquiring Fund, or the Board of Directors of the Company, or any of the Company’s officers, agents or shareholders in respect of this Agreement.

(d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of the Company, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Funds, on behalf of which such action is taken. In addition, the Board of Directors of the Company has delegated to Merrill Lynch Investment Managers, L.P. the ability to make non-material changes to the transaction if it deems it to be in the best interests of Acquired Fund and Acquiring Fund to do so.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Acquired Fund nor Acquiring Fund nor any of the Company’s officers, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director, agent or shareholder of the Company, Acquiring Fund or Acquired Fund, as the case may be, against any liability to the entity for which that officer, director, agent or shareholder so acts or to which that officer, director, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Board of Directors of the Company to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Corresponding Shares of Acquiring Fund to be issued to Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of Acquired Fund prior to the

I-13

meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Company promptly shall call a special meeting of shareholders of Acquired Fund at which such conditions so imposed shall be submitted for approval.

11. Other Matters.

(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any Corresponding Shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), the Company, on behalf of Acquiring Fund, will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH VARIABLE SERIES FUNDS, INC., ON BEHALF OF MERRILL LYNCH AMERICAN BALANCED FUND (OR ITS STATUTORY SUCCESSOR), OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, will issue stop transfer instructions to the Company’s transfer agent with respect to such shares. The Company, on behalf of Acquired Fund, will provide Acquiring Fund on the Exchange Date with the name of any shareholder of Acquired Fund who is, to the knowledge of Acquired Fund, an affiliate of Acquired Fund on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to the Company, on behalf of Acquired Fund, or the Company, on behalf of Acquiring Fund, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Allan J. Oster, Secretary.

(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(e) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

	MERRILL LYNCH VARIABLE SERIES FUNDS, INC., on behalf of MERRILL LYNCH AMERICAN BALANCED FUND BY: /s/ TERRY K. GLENN TERRY K. GLENN, PRESIDENT

ATTEST:

/S/ ALLAN J. OSTER (ALLAN J. OSTER, SECRETARY)

MERRILL LYNCH VARIABLE SERIES FUNDS, INC., on behalf of MERRILL LYNCH BALANCED CAPITAL FOCUS FUND BY: /s/ TERRY K. GLENN TERRY K. GLENN, PRESIDENT

ATTEST:

/s/ ALLAN J. OSTER (ALLAN J. OSTER, SECRETARY)

I-14

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch American Balanced Fund Merrill Lynch Balanced Capital Focus Fund each a series of MERRILL LYNCH VARIABLE SERIES FUNDS, INC. 800 Scudders Mill Road Plainsboro, New Jersey 08543

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Merrill Lynch Variable Series Funds, Inc. (the “Company”), dated March 16, 2001, and with the current prospectus of the Merrill Lynch American Balanced Fund (the “American Balanced Fund”), dated April 4, 2000, as supplemented on March 15, 2001, which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling 1-800-456-4587 ext. 123, or by writing to the Company at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

Further information about the Company and the American Balanced Fund is contained in and incorporated by reference to the Company’s Statement of Additional Information, dated June 29, 2000, which is incorporated by reference into and accompanies this Statement of Additional Information.

The Commission maintains a web site (http://www.sec.gov) that contains the prospectus of the American Balanced Fund and the statement of additional information of the Company, other material incorporated by reference and other information regarding the Company.

TABLE OF CONTENTS

General Information	B-2
Financial Statements	B-2

The date of this Statement of Additional Information is March 16, 2001.

GENERAL INFORMATION

 The shareholders of Merrill Lynch Balanced Capital Focus Fund (the “Balanced Capital Fund”), a series of the Company, are being asked to approve the acquisition of substantially all of the assets of the Balanced Capital Fund, and the assumption of substantially all of the liabilities of the Balanced Capital Fund, by the American Balanced Fund, another series of the Company, in exchange solely for an equal aggregate value of shares of the American Balanced Fund (the “Reorganization”). The Company is an open-end management investment company organized as a Maryland corporation. A Special Meeting of the shareholders of the Balanced Capital Fund to consider the Reorganization will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on April 16, 2001, at 9:00 a.m., Eastern time.

For detailed information about the Reorganization, shareholders of the Balanced Capital Fund should refer to the Proxy Statement and Prospectus. For further information about the American Balanced Fund and the Company, shareholders should refer to the Company’s Statement of Additional Information, dated June 29, 2000, as supplemented on December 8, 2000 and January 8, 2001, which accompanies this Statement of Additional Information and is incorporated by reference herein.

FINANCIAL STATEMENTS

 Pro forma financial statements reflecting consummation of the Reorganization are included herein.

The American Balanced Fund

 Audited financial statements and accompanying notes of the American Balanced Fund for the fiscal year ended December 31, 2000 and the independent auditor’s report thereon, dated February 9, 2001 are incorporated herein by reference from the American Balanced Fund’s Annual Report to shareholders, which accompanies this Statement of Additional Information.

The Balanced Capital Fund

 Audited financial statements and accompanying notes of the Balanced Capital Fund for the fiscal year ended December 31, 2000 and the independent auditor’s report thereon, dated February 9, 2001 are incorporated herein by reference from the Balanced Capital Fund’s Annual Report to shareholders, which accompanies this Statement of Additional Information.

B-2

COMBINED SCHEDULE OF INVESTMENTS FOR VARIABLE SERIES AMERICAN BALANCED FUND AND VARIABLE SERIES BALANCED CAPITAL FOCUS FUND As of December 31, 2000 (unaudited)
			Value
Industry	Shares Held	Common Stocks	VS American Balanced	VS Balanced Capital Focus	Pro Forma for Combined Fund

Aerospace	10,000	The Boeing Company	—	$ 660,000	$ 660,000
	15,300	General Dynamics Corporation	$ 725,400	468,000	1,193,400
	8,000	Raytheon Company (Class B)	—	248,500	248,500
	21,745	United Technologies Corporation	1,120,013	589,688	1,709,701

			1,845,413	1,966,188	3,811,601

Automotive Products	6,900	†General Motors Corporation (Class H)	158,700	—	158,700

Banking	12,871	Bank of America Corporation	590,457	—	590,457
	19,600	The Bank of New York Company, Inc.	1,081,675	—	1,081,675
	25,750	Bank One Corporation	943,094	—	943,094
	21,250	The Chase Manhattan Corporation	511,172	454,375	965,547
	14,000	Mellon Financial Corporation	—	688,625	688,625
	1,700	Wachovia Corporation	98,813	—	98,813
	13,500	Wells Fargo Company	—	751,781	751,781

			3,225,211	1,894,781	5,119,992

Beverages	14,500	Anheuser-Busch Companies, Inc.	—	659,750	659,750
	19,150	The Coca-Cola Company	1,166,953	—	1,166,953
	9,050	Pepsico, Inc.	448,541	—	448,541

			1,615,494	659,750	2,275,244

Biotechnology	2,000	†Genentech, Inc.	163,000	—	163,000
	2,000	†Gilead Sciences, Inc.	165,875	—	165,875
	2,800	†Human Genome Sciences, Inc.	194,075	—	194,075

			522,950	—	522,950

Broadcast—Media	6,150	Time Warner Inc.	321,276	—	321,276

Broadcasting—Cable	24,200	†AT&T Corp.— Liberty Media Group (Class A)	328,212	—	328,212

Building Products	8,700	American Tower Corporation (Class A)	329,512	—	329,512

Business Services	50,850	†Oracle Corporation	1,481,006	—	1,481,006

Cable	9,500	Adelphia Communications (Class A)	490,437	—	490,437
	16,250	†Charter Communications, Inc. (Class A)	368,672	—	368,672

			859,109	—	859,109

Capital Goods	8,700	Minnesota Mining And Manufacturing Company (3m)	325,350	723,000	1,048,350

Chemicals	7,500	The Dow Chemical Company	274,687	—	274,687
	7,100	E.I. du Pont de Nemours and Company	343,019	—	343,019
	8,350	Pharmacia Corporation	509,350	—	509,350
	2,500	Rohm And Haas Company	90,781	—	90,781

			1,217,837	—	1,217,837

B-3

COMBINED SCHEDULE OF INVESTMENTS FOR VARIABLE SERIES AMERICAN BALANCED FUND AND VARIABLE SERIES BALANCED CAPITAL FOCUS FUND As of December 31, 2000 (unaudited) (continued)
			Value
Industry	Shares Held	Common Stocks	VS American Balanced	VS Balanced Capital Focus	Pro Forma for Combined Fund

Communications	3,200	†Pegasus Communications Corporation	$ 82,400	—	$ 82,400

Communications Equipment	2,000	†Ciena Corporation	163,000	—	163,000
	12,500	†CommScope, Inc.	—	$ 207,031	207,031
	10,450	Corning Incorporated	551,891	—	551,891
	7,500	Scientific-Atlanta, Inc.	—	244,219	244,219
	10,000	†Tellabs, Inc.	—	564,375	564,375

			714,891	1,015,625	1,730,516

Computer Services	35,950	†Cisco Systems, Inc.	1,375,087	—	1,375,087
	14,050	Electronic Data Systems Corporation	811,388	—	811,388
	1,200	†Juniper Networks, Inc.	151,425	—	151,425

			2,337,900	—	2,337,900

Computer Software	6,350	†BEA Systems, Inc	427,434	—	427,434
	4,200	†Informatica Corporation	165,900	—	165,900

			593,334	—	593,334

Computer Technology	8,850	†Solectron Corporation	300,015	—	300,015

Computer-Related Products	3,200	†VERITAS Software Corporation	280,000	—	280,000

Computers	4,300	†Ariba, Inc.	230,587	—	230,587
	44,000	Compaq Computer Corporation	361,200	301,000	662,200
	3,500	†Comverse Technology, Inc.	380,187	—	380,187
	13,050	†Dell Computer Corporation	227,559	—	227,559
	4,200	†EMC Corporation	279,300	—	279,300
	13,285	International Business Machines Corporation	704,225	425,000	1,129,225
	6,850	†Palm, Inc.	193,513	—	193,513
	6,800	†Sun Microsystems, Inc.	189,125	—	189,125
	5,500	Symbol Technologies, Inc.	198,000	—	198,000

			2,763,696	726,000	3,489,696

Consumer Goods	9,800	Circuit City Stores—Circuit City Group	112,700	—	112,700

Containers & Packaging	2,400	†Sealed Air Corporation	73,200	—	73,200

Cosmetics	27,500	Avon Products, Inc.	622,375	694,187	1,316,562
	11,250	The Gillette Company	406,406	—	406,406

			1,028,781	694,187	1,722,968

Electric & Gas	11,950	†Calpine Corporation	538,497	—	538,497
	6,600	†Southern Energy, Inc.	186,863	—	186,863

			725,360	—	725,360

Electrical & Electronics	3,450	†The AES Corporation	191,044	—	191,044

B-4

COMBINED SCHEDULE OF INVESTMENTS FOR VARIABLE SERIES AMERICAN BALANCED FUND AND VARIABLE SERIES BALANCED CAPITAL FOCUS FUND As of December 31, 2000 (unaudited) (continued)
			Value
Industry	Shares Held	Common Stocks	VS American Balanced	VS Balanced Capital Focus	Pro Forma for Combined Fund

Electrical Equipment	5,300	Edison International	$ 82,812	—	$ 82,812

Electrical Instruments & Controls	2,950	†Sanmina Corporation	226,044	—	226,044

Electronic Components	4,200	†Applied Micro Circuits Corporation	316,050	—	316,050
	45,700	General Electric Company	1,903,119	$ 287,625	2,190,744
	22,450	Intel Corporation	674,903	—	674,903

			2,894,072	287,625	3,181,697

Electronics	17,500	Texas Instruments Incorporated	829,063	—	829,063

Entertainment	2,200	†Macrovision Corporation	162,800	—	162,800

Fiber Optics	2,650	†Avanex Corporation	157,675	—	157,675

Finance	10,300	Federal Home Loan Mortgage Association	709,413	—	709,413

Financial Services	9,600	American Express Company	527,400	—	527,400
	49,850	Citigroup, Inc.	1,958,247	587,219	2,545,466
	8,000	Federal National Mortgage Association	—	694,000	694,000
	6,500	Stilwell Financial, Inc.	—	256,344	256,344
	26,900	Wells Fargo Company	1,497,994	—	1,497,994

			3,983,641	1,537,563	5,521,204

Food	2,000	Wm. Wrigley Jr. Company	191,625	—	191,625

Footwear	10,000	Nike, Inc. (Class B)	—	558,125	558,125

Healthcare—Products & Services	42,700	HEA—The Healthcare Corporation	1,439,127	440,100	1,879,227

Hospital Management	17,000	†Tenet Healthcare Corporation	—	755,438	755,438

Household Products	6,400	The Clorox Company	227,200	—	227,200
	44,500	Colgate-Palmolive Company	2,872,475	—	2,872,475
	10,500	Kimberly-Clark Corporation	—	742,245	742,245
	13,150	The Procter & Gamble Company	1,031,453	—	1,031,453

			4,131,128	742,245	4,873,373

Insurance	8,000	Ace Limited	—	339,500	339,500
	6,100	The Allstate Corporation	265,731	—	265,731
	31,000	American International Group, Inc.	2,365,500	689,937	3,055,437
	23,100	ITT Industries, Inc.	352,625	542,500	895,125
	2,200	The Progressive Corporation	227,975	—	227,975
	8,800	XL Capital Ltd. (Class A)	—	768,900	768,900

			3,211,831	2,340,837	5,552,668

Internet Software	3,850	†Agile Software Corporation	190,094	—	190,094
	3,600	†VeriSign, Inc.	267,075	—	267,075
	6,950	†WatchGuard Technologies, Inc.	219,359	—	219,359

			676,528	—	676,528

B-5

COMBINED SCHEDULE OF INVESTMENTS FOR VARIABLE SERIES AMERICAN BALANCED FUND AND VARIABLE SERIES BALANCED CAPITAL FOCUS FUND As of December 31, 2000 (unaudited) (continued)
			Value
Industry	Shares Held	Common Stocks	VS American Balanced	VS Balanced Capital Focus	Pro Forma for Combined Fund

Laser Systems & Components	5,000	†JDS Uniphase Corporation	$ 208,750	—	$ 208,750

Machinery	5,050	Caterpillar, Inc.	238,928	—	238,928

Machinery & Machine Tools	3,000	†SPX Corporation	—	$ 324,563	324,563

Manufacturing	4,950	Danaher Corporation	338,456	—	338,456
	13,650	Tyco International Ltd.	757,575	—	757,575

			1,096,031	—	1,096,031

Media & Communications	23,650	†Metromedia Fiber Network, Inc. (Class A)	239,456	—	239,456

Medical Products	1,500	†Affymetrix, Inc.	111,562	—	111,562
	6,700	Alpharma, Inc. (Class A)	293,962	—	293,962
	4,400	†Applera Corporation-Celera Genomics Group	158,125	—	158,125
	8,250	†Immunex Corporation	335,156	—	335,156
	2,350	†Protein Design Labs, Inc.	201,806	—	201,806

			1,100,611	—	1,100,611

Medical Services	11,100	†Manor Care, Inc.	228,938	—	228,938

Medical Technology	19,750	Johnson & Johnson	2,074,984	—	2,074,984

Metal	7,800	Alcoa Inc.	261,300	—	261,300
	13,200	Barrick Gold Corporation	216,216	—	216,216
	13,200	Newmont Mining Corporation	225,225	—	225,225
	22,800	Placer Dome Inc.	219,450	—	219,450

			922,191	—	922,191

Miscellaneous Materials & Commodities	3,200	†NER Corporation	157,200	—	157,200
	4,350	The Sherwin-Williams Company	114,459	—	114,459

			271,659	—	271,659

Natural Gas	2,300	El Paso Energy Corporation	164,737	—	164,737
	20,100	Enron Corp.	1,670,813	—	1,670,813

			1,835,550	—	1,835,550

Natural Gas Suppliers	8,500	The Coastal Corporation	—	750,656	750,656
	15,500	The Williams Companies, Inc.	—	619,031	619,031

			—	1,369,687	1,369,687

Networking Products	3,200	†ONI Systems Corp.	126,600	—	126,600

Oil & Gas Producers	5,100	Conoco Inc. (Class B)	147,581	—	147,581
	9,800	†Nabors Industries, Inc.	579,670	—	579,670
	3,100	†Rowan Companies, Inc.	83,700	—	83,700
	3,300	Santa Fe International Corporation	105,806	—	105,806

B-6

COMBINED SCHEDULE OF INVESTMENTS FOR VARIABLE SERIES AMERICAN BALANCED FUND AND VARIABLE SERIES BALANCED CAPITAL FOCUS FUND As of December 31, 2000 (unaudited) (concluded)
			Value
Industry	Shares Held	Common Stocks	VS American Balanced	VS Balanced Capital Focus	Pro Forma for Combined Fund

Oil & Gas Producers (Concluded) 	4,600	Tosco Corporation	$ 156,113	—	$ 156,113

			1,072,870	—	1,072,870

Oil—Integrated	16,273	Exxon Mobil Corporation	1,414,734	—	1,414,734

Oil—Related	4,000	Apache Corporation	—	$ 280,250	280,250

Oil Field Equipment	12,000	Halliburton Company	—	435,000	435,000

Oil Services	6,100	†BJ Services Company	420,137	—	420,137
	6,000	Baker Hughes Incorporated	249,375	—	249,375
	5,250	†Global Marine, Inc.	148,969	—	148,969
	5,950	Schlumberger Limited	475,628	—	475,628

			1,294,109	—	1,294,109

Paper & Forest Products	5,900	Georgia-Pacific Group	183,638	—	183,638
	4,500	International Paper Company	183,656	—	183,656

			367,294	—	367,294

Petroleum	9,500	Anadarko Petroleum Corporation	—	675,260	675,260

Pharmaceuticals	28,600	American Home Products Corporation	1,150,255	667,275	1,817,530
	5,200	Bristol-Myers Squibb Company	384,475	—	384,475
	11,700	Cardinal Health, Inc.	1,165,612	—	1,165,612
	2,500	Ecolab Inc.	107,969	—	107,969
	6,600	Eli Lilly And Company	614,213	—	614,213
	19,050	Merck & Co., Inc.	1,783,556	—	1,783,556
	1,500	†Millennium Pharmaceuticals, Inc	92,719	—	92,719
	46,500	Pfizer, Inc.	2,139,000	—	2,139,000
	10,000	Pharmacia Corporation	—	610,000	610,000
	7,500	Schering-Plough Corporation	425,625	—	425,625

			7,863,424	1,277,275	9,140,699

Publishing	3,500	The Reader’s Digest Association, Inc. (Class A)	—	136,938	136,938

Real Estate Investment Trust	4,600	Equity Residential Properties Trust	254,438	—	254,438

Restaurants	27,150	McDonald’s Corporation	243,100	680,000	923,100

Retail	17,400	The Home Depot, Inc.	520,838	274,125	794,963
	14,400	†The Kroger Co.	389,700	—	389,700
	20,100	Lowe’s Companies, Inc.	894,450	—	894,450
	11,100	The May Department Stores Company	363,525	—	363,525
	6,100	Nordstrom, Inc.	110,944	—	110,944
	9,800	†Safeway, Inc.	612,500	—	612,500
	17,600	Wal-Mart Stores, Inc.	935,000	—	935,000

			3,826,957	274,125	4,101,082

B-7

COMBINED SCHEDULE OF INVESTMENTS FOR VARIABLE SERIES AMERICAN BALANCED FUND AND VARIABLE SERIES BALANCED CAPITAL FOCUS FUND As of December 31, 2000 (unaudited) (continued)
			Value
Industry	Shares Held	Common Stocks	VS American Balanced	VS Balanced Capital Focus	Pro Forma for Combined Fund

Scientific Equipment	10,050	Millipore Corporation	$ 633,150	—	$ 633,150

Semiconductors	15,000	Motorola, Inc.	—	$ 303,750	303,750

Software	14,200	†Amdocs Limited	940,750	—	940,750
	17,250	†Microsoft Corporation	749,297	—	749,297
	4,400	†RSA Security Inc.	232,100	—	232,100

			1,922,147	—	1,922,147

Telecommunications	26,000	†Mcleodusa Incorporated (Class A)	367,250	—	367,250
	10,000	†Qwest Communications International, Inc.	410,000	—	410,000
	31,800	SBC Communications, Inc.	1,136,450	382,000	1,518,450
	24,750	Verizon Communications	639,094	601,500	1,240,594

			2,552,794	983,500	3,536,294

Telecommunications Equipment	9,500	Alcatel (ADR)††	—	531,406	531,406

Wireless Communications— Domestic Paging & Cellular	18,000	†Nextel Communications, Inc. (Class A)	246,875	197,500	444,375

		Total Common Stocks ($83,292,727)	70,164,740	21,810,718	91,975,458

Industry	Face Amount	Fixed-Income Investments

Aerospace & Defense	$ 500,000	Lockheed Martin Corp., 7.70% due 6/15/2008	—	528,070	528,070

Auto—Related	500,000	General Motors Acceptance Corp., 6.75% due 5/01/2028	—	436,295	436,295

Banking	500,000	Provident Bank, 6.375% due 1/15/2004	—	477,997	477,997

Chemicals	500,000	Airgas Inc., 7.14% due 3/08/2004	—	466,811	466,811

Energy	500,000	Occidental Petroleum Corp. (Mopprs), 6.40% due 4/01/2003(a)	—	500,510	500,510

Finance	500,000	Household Finance Corp., 7.875% due 3/01/2007	—	525,425	525,425

Financial Services	3,000,000	General Electric Capital Corp., 8.75% due 5/21/2007	3,413,940	—	3,413,940

Home—Builders	500,000	Champion Enterprises, Inc., 7.625% due 5/15/2009	—	403,200	403,200

Industrial—Energy	500,000	Occidental Petroleum Corp., 7.65% due 2/15/2006	—	523,565	523,565

Natural Gas Suppliers	500,000	The Coastal Corporation, 6.50% due 6/01/2008	—	491,070	491,070

Oil—Integrated	500,000	Perez Companc Sa, 8.125% due 7/15/2007(b)	—	410,000	410,000

Oil Field Equipment	250,000	R & B Falcon Corporation, 6.75% due 4/15/2005	—	235,000	235,000

Paper & Forest Products	500,000	Champion International Corp., 6.65% due 12/15/2037	—	486,870	486,870

Telecommunications	500,000	Pacific Telecom, Inc., 6.625% due 10/20/2005	—	494,957	494,957

Transportation	250,000	Northwest Airlines, Inc., 7.875% due 3/15/2008	—	236,747	236,747

Travel & Lodging	500,000	Royal Caribbean Cruises Ltd., 7.25% due 8/15/2006	—	475,410	475,410

US Government & Agency Obligations	7,760,000	Fannie Mae, 5.625% due 3/15/2001	7,751,542	—	7,751,542
		US Treasury Bonds:
	3,400,000	6.25% due 8/15/2023	3,677,304	—	3,677,304

B-8

COMBINED SCHEDULE OF INVESTMENTS FOR VARIABLE SERIES AMERICAN BALANCED FUND AND VARIABLE SERIES BALANCED CAPITAL FOCUS FUND As of December 31, 2000 (unaudited) (concluded)
			Value
Industry	Face Amount	Fixed-Income Investments	VS American Balanced	VS Balanced Capital Focus	Pro Forma for Combined Fund

US Government & Agency Obligations (Concluded)	750,000	5.50% due 8/15/2028	—	$ 743,670	$ 743,670
	900,000	5.25% due 11/15/2028	$ 861,471	—	861,471
	10,800,000	6.125% due 8/15/2029	11,746,728	—	11,746,728
	500,000	US Treasury Inflation Index, 3.625% due 1/15/2008	—	534,559	534,559
		US Treasury Notes:
	4,800,000	5% due 4/30/2001	4,786,512	—	4,786,512
	13,700,000	5.75% due 6/30/2001	13,699,918	—	13,699,918
	9,500,000	5.50% due 7/31/2001	9,488,125	—	9,488,125
	4,000,000	5.50% due 8/31/2001	3,995,000	—	3,995,000
	1,000,000	5.625% due 2/15/2006	—	1,023,280	1,023,280
	250,000	6.50% due 10/15/2006	—	266,798	266,798
	1,000,000	5.50% due 2/15/2008	—	1,018,120	1,018,120
			56,006,600	3,586,427	59,593,027

US Government Agency Mortgage—Backed Obligations*	1,084,932	Freddie Mac—Gold Program #10036, 7.50% due 6/01/2007	1,109,358	—	1,109,358

Utilities—Communications	500,000	Sprint Capital Corporation, 6.90% due 5/01/2019	—	419,710	419,710

Yankee Corporates***	500,000	Enersis SA, 6.60% due 12/01/2026(1)	—	492,805	492,805

		Total Fixed - Income Investments (Cost — $69,666,410)	60,529,898	11,190,869	71,720,767

		Short-Term Securities

Commercial Paper**	500,000	AEP Credit Inc., 6.55% due 1/09/2001	—	498,999	498,999
	1,601,000	General Motors Acceptance Corp., 6.75% due 1/02/2001	626,530	973,270	1,599,800
	700,000	Verizon Global Funding, 6.54% due 1/18/2001	—	697,457	697,457
			626,530	2,169,726	2,796,256

US Government Agency Obligation**	900,000	Freddie Mac Participation Certificates, 6.35% due 1/16/2001	—	897,143	897,143

		Total Short-Term Securities (Cost — $3,693,399)	626,530	3,066,869	3,693,399

		Total Investments (Cost — $156,652,536) — 98.9%	131,321,168	36,068,456	167,389,624
		Other Assets Less Liabilities — 1.1%	1,769,222	218,471	1,906,826#
		Net Assets — 100.0%	$133,090,390	$36,286,927	$169,296,450#

†	Non-income producing security.
††	American Depositary Receipts (ADR).
*	Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.
**	Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
***	Corresponding industry groups for foreign securities:
(1) Industrial.
(a)	Subject to principal paydowns.
(b)	The security may be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933. # Amounts reflect Pro Forma adjustment to the Statement of Assets and Liabilities.
See Notes to Financial Statements.

B-9

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
FOR MERRILL LYNCH VARIABLE SERIES FUNDS, INC. —AMERICAN BALANCED FUND AND
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. —BALANCED CAPITAL FOCUS FUND
as of December 31, 2000 (unaudited)
	VS American Balanced Fund	VS Balanced Capital Focus Fund	Adjustments		Pro Forma for Combined Fund
Assets:
Investments, at value*	$131,321,168	$36,068,456			$167,389,624
Cash	1,574	—			1,574
Receivables:
Interest	1,205,065	209,346			1,414,411
Securities sold	1,080,844	—			1,080,844
Dividends	28,862	13,453			42,315
Capital shares sold	6,766	21,890			28,656
Deferred organization expenses	—	3,867	$ (3,867	)(1)	—
Prepaid expenses and other assets	27,952	25,939			53,891

Total assets	133,672,231	36,342,951	(3,867)		170,011,315

Liabilities:
Payables:
Securities purchased	409,844	4,732			414,576
Investment adviser	55,892	15,999			71,891
Capital shares redeemed	69,337	92			69,429
Custodian bank	—	22,252			22,252
Accrued expenses and other liabilities	46,768	12,949	77,000	(2)	136,717

Total liabilities	581,841	56,024	77,000		714,865

Net Assets:
Net Assets	$133,090,390	$36,286,927	$(80,867)		$169,296,450

Net Assets Consist of:
Class A Shares of Common Stock, $.10
par value, 100,000,000 shares authorized**	$ 1,065,590	$ 345,527	$ (55,644)		$ 1,355,473
Paid-in capital in excess of par	128,221,345	33,149,230	(21,356)		161,349,219
Accumulated distributions in excess of
investment income — net	(11,811)	(34,099)	(3,867)		(49,777)
Accumulated realized capital losses on investments — net	—	(570,118)			(570,118)
Accumulated distributions in excess of realized capital gains on investments — net	(3,347,760)	(177,746)			(3,525,506)
Unrealized appreciation on investments — net	7,163,026	3,574,133			10,737,159

Net Assets	$133,090,390	$36,286,927	$(80,867)		$169,296,450

Net Asset Value:
Class A—Based on net assets and shares
outstanding†	$12.49	$10.50			$12.49

* Identified Cost	$124,158,142	$32,494,394			$156,652,536
† Shares issued and outstanding	10,655,900	3,455,272	(556,437)		13,554,735


**	The Funds are also authorized to each issue 100,000,000 Class B Shares.
(1)	Reflects the unamortized of Deferred Organization expenses of Merrill Lynch Variable Series Funds, Inc.—Balanced Capital Focus Fund of $3,867.
(2)	Reflects the charge for estimated Reorganization expenses of $77,000 attributable to Merrill Lynch Variable Series Funds, Inc.—Balanced Capital Focus Fund. The estimated Reorganization expenses of $59,000 attributable to Merrill Lynch Variable Series Funds, Inc.—American Balanced Fund will be paid by Merrill Lynch Investment Managers, L.P.
See Notes to Financial Statements.

B-10

PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR MERRILL LYNCH VARIABLE SERIES FUNDS, INC. —AMERICAN BALANCED FUND AND
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. —BALANCED CAPITAL FOCUS FUND
as of December 31, 2000 (unaudited)
	VS American Balanced Fund	VS Balanced Capital Focus Fund	Adjustments		Pro Forma for Combined Fund (3)
Investment Income:
Interest and discount earned	$ 3,852,493	$ 850,183			$ 4,702,676
Dividends*	635,038	266,006			901,044

	4,487,531	1,116,189			5,603,720

Expenses:
Investment advisory fees	836,447	197,159	$(19,747	)(1)	1,013,859
Accounting services	36,581	7,419	(5,000	)(2)	39,000
Transfer agent fees	5,033	3,759	(3,759	)(2)	5,033
Professional fees	20,984	10,079	(10,079	)(2)	20,984
Directors’ fees and expenses	3,228	692	(692	)(2)	3,228
Printing and shareholder reports	16,090	5,308	(4,000	)(2)	17,398
Custodian fees	24,402	15,296	(13,000	)(2)	26,698
Pricing fees	1,713	2,410	(1,500	)(2)	2,623
Amortization of organization expenses	—	1,600	(1,600	)(2)	—
Other	4,486	1,774	(1,000	)(2)	5,260

Total expenses	948,964	245,496	(60,377)		1,134,083

Investment income — net	3,538,567	870,693	60,377		4,469,637

Realized & Unrealized Gains (Loss) on Investments & Foreign Currency Transactions — Net
Realized gain (loss) on investments — net	11,210,419	(710,637)			10,499,782
Change in unrealized appreciation/depreciation on investments — net	(16,554,771)	1,950,433			(14,604,338)
Change in unrealized appreciation/depreciation on foreign currency transactions — net	—	5			5
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,805,785)	$2,110,494	$ 60,377		$ 365,086

* Net foreign withholding tax	$ —	$ 1,183			$ 1,183

(1)	Merrill Lynch Variable Series Funds, Inc.—American Balanced Fund and Merrill Lynch Variable Series Funds, Inc.—Balanced Capital Focus Fund pay Merrill Lynch Investment Managers, L.P. (“MLIM”) an investment advisory fee at the annual rate of 0.55% and 0.60%, respectively. The Pro Forma Combined Fund will pay MLIM an investment advisory fee at the annual rate of 0.55%.
(2)	Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting and other services.
(3)	This Pro Forma Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $136,000, of which $59,000 is attributable to Merrill Lynch Variable Series Funds, Inc.—American Balanced and will be paid by MLIM and of which $77,000 is attributable to Merrill Lynch Variable Series Funds, Inc.—Balanced Capital Focus Fund.
See Notes to Financial Statements.

B-11

MERRILL LYNCH VARIABLE SERIES FUNDS, INC. AMERICAN BALANCED FUND NOTES TO FINANCIAL STATEMENTS  (unaudited)

1. Significant Accounting Policies:

Merrill Lynch Variable Series Funds, Inc. (the “Company”) is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. (“ML & Co.”)), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. American Balanced Fund and Balanced Capital Focus Fund (the “Funds”) are classified as “diversified,” as defined in the Investment Company Act of 1940. The Funds financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments — Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

(b) Derivative financial instruments — The Funds may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Funds are exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•	Options — The Funds may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

•	Forward foreign exchange contracts — The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund’s records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

(c) Foreign currency transactions — Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

B-12

 (e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $35,887 increase to cost of securities and a corresponding $35,887 decrease in net unrealized appreciation, based on securities held as of December 31, 2000.

(f) Deferred organization expenses — Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

(g) Dividends and distributions — Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and net realized capital gains are due primarily to differing tax treatments for post-October losses.

(h) Custodian bank — The Balanced Capital Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft that resulted from management estimates of available cash.

(i) Reclassification — Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year’s permanent book/tax differences of $5,703 for the American Balanced Fund have been reclassified between accumulated distributions in excess of net realized capital gains and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. (“MLIM”). The general partner of MLIM is Princeton Services, Inc. (“PSI”), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

MLIM is responsible for the management of the Company’s funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the American Balanced Fund pays a monthly fee at the annual rate of .55% of the average daily value of ,the Fund’s net assets and the Balanced Capital Focus Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund’s net assets.

MLIM and Merrill Lynch Life Agency, Inc. (“MLLA”) have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

For the year ended December 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a subsidiary of ML & Co., earned $20,042 and $4,002 in commissions on the execution of portfolio security transactions for the American Balanced Fund and Balanced Capital Focus Fund respectively.

For the year ended December 31, 2000, Merrill Lynch Securities Pricing Service, an affiliate of MLPF&S, earned $720 and $1,414 for providing security price quotations to compute American Balanced Fund and Balanced Capital Focus Fund’s net asset value respectively.

Financial Data Services, Inc. (“FDS”), a wholly-owned subsidiary of ML & Co., is the Company’s transfer agent.

FAM Distributors, Inc., (“FAMD”), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund’s distributor.

Accounting services were provided to the Funds by MLIM.

Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

B-13

PART C: OTHER INFORMATION

Item 15. Indemnification.

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant, except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees and judgments, fines and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant. Under each Distribution Agreement, the Registrant has agreed to indemnify the Distributor against any loss, liability, claim, damage or expense arising out of any untrue statement of a material fact, or an omission to state a material fact, in any registration statement, prospectus or report to shareholders of the Registrant. Reference is made to Article VI of Registrant’s Certificate of Incorporation, Article VI of Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of each Distribution Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit Number			Description
1	(a)	—	Articles of Incorporation of Registrant(a)
	(b)	—	Form of Articles Supplementary of Registrant(b)
	(c)	—	Form of Articles of Amendment of Registrant(c)
	(d)	—	Form of Articles Supplementary of Registrant(d)
	(e)	—	Form of Articles Supplementary of Registrant(e)
	(f)	—	Form of Articles Supplementary of Registrant(f)
	(g)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to redesignation of shares of common stock as Merrill Lynch Basic Value Focus Fund Common Stock, Merrill Lynch World Income Focus Fund Common Stock, Merrill Lynch Global Utility Focus Fund Common Stock and Merrill Lynch International Equity Focus Fund Common Stock(r)
	(h)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Developing Capital Markets Focus Fund Common Stock, Merrill Lynch International Bond Fund Common Stock and Merrill Lynch Intermediate Government Bond Fund Common Stock(t)
	(i)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Index 500 Fund Common Stock(v)
	(j)	—	Form of Articles of Amendment to Registrant’s Articles of Incorporation relating to the reclassification of Merrill Lynch Flexible Strategy Fund Common Stock as Merrill Lynch Global Strategy Focus Fund Common Stock, the reclassification of the Merrill Lynch International Bond Fund Common Stock as Merrill Lynch World Income Focus Fund Common Stock, the change in name of the class of shares of common stock designated as Merrill Lynch Intermediate Government Bond Fund to Merrill Lynch Government Bond Fund, and the change in the name of the class of shares of common stock designated as Merrill Lynch World Income Focus fund to Merrill Lynch Global Bond Focus Fund(w)

C-1

Exhibit Number			Description
	(k)	—	Form of Articles of Amendment to Registrant’s Articles of Incorporation relating to designation of Class A and Class B shares(y)
	(l)	—	Form of Articles of Amendment redesignating the Class A and Class B Shares of the Equity Growth Fund as Class A and Class B Shares of the Special Value Focus Fund(cc)
	(m)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Global Growth Focus Fund Common Stock and Merrill Lynch Capital Focus Fund(ee)
	(n)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Fundamental Growth Focus Fund Common Stock and a change in the amount of Class A Shares of the Merrill Lynch Basic Value Focus Fund, Merrill Lynch High Current Income Fund and Merrill Lynch Prime Bond Fund(kk)
	(o)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Focus Twenty Select Fund)(ii)
2		—	By-Laws, as amended (g)
3		—	Not Applicable.
4		—	Form of Agreement and Plan of Reorganization between the Registrant, on behalf of Merrill Lynch American Balanced Fund, and the Registrant, on behalf of Merrill Lynch Balanced Capital Focus Fund (included as Exhibit I to the Proxy Statement and Prospectus contained in this Registration Statement).
5		—	Not Applicable.
6	(a)	—	Investment Advisory Agreement for Merrill Lynch Reserve Assets Fund(i)
	(b)	—	Investment Advisory Agreement for the Merrill Lynch Prime Bond Fund, Merrill Lynch High Current Income Fund, Merrill Lynch Quality Equity Fund and Merrill Lynch Special Value Focus Fund(j)
	(c)	—	Form of Investment Advisory Agreement for Merrill Lynch Index 500 Fund(x)
	(d)	—	Form of Investment Advisory Agreement for Merrill Lynch Natural Resources Focus Fund and Merrill Lynch American Balanced Fund (l)
	(e)	—	Form of Investment Advisory Agreement for Merrill Lynch Domestic Money Market Fund and Merrill Lynch Global Strategy Focus Fund(m)
	(f)	—	Form of Investment Advisory Agreement for Merrill Lynch Basic Value Focus Fund, Merrill Lynch Global Bond Focus Fund, Merrill Lynch Global Utility Focus Fund and Merrill Lynch International Equity Focus Fund(s)
	(g)	—	Form of Investment Advisory Agreement for Merrill Lynch Developing Capital Markets Focus Fund and Merrill Lynch Government Bond Fund(t)
	(h)	—	Form of Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P. and Merrill Lynch Asset Management U.K. Limited(ff)
	(i)	—	Form of Investment Advisory Agreement for Merrill Lynch Global Growth Focus Fund and Merrill Lynch Capital Focus Fund(dd)
	(j)	—	Form of Investment Advisory Agreement for Merrill Lynch Fundamental Growth Focus Fund(ll)
	(k)	—	Form of Investment Advisory Agreement for Merrill Lynch Focus Twenty Select Fund(jj)
7	(a)	—	Form of Distribution Agreement(n)
	(b)	—	Form of Distribution Agreement relating to the Class B shares(z)
8		—	Not Applicable.
9	(a)	—	Form of Custodian Agreement(o)
	(b)	—	Form of Custodian Agreement with Brown Brothers Harriman & Co.(aa)
10	(a)	—	Form of Distribution Plan relating to Class B shares(bb)
	(b)	—	Rule 18f-3 Plan, as revised(hh)
11		—	Opinion and Consent of Clifford Chance Rogers & Wells LLP , counsel to the Registrant. (mm)
12		—	IRS ruling pertaining to tax matters.*
13		—	Not Applicable.
14	(a)	—	Consent of independent auditors.
14	(b)		Consent of independent auditors.
15		—	Not Applicable.
16		—	Power of Attorney (included on the signature page of the Registration Statement on Form N-14 of the Registrant, filed on January 29, 2001).
17	(a)	—	Prospectus dated April 4, 2000 of the Merrill Lynch American Balanced Fund.(mm)
	(b)	—	Prospectus dated April 4, 2000 of the Merrill Lynch Balanced Capital Focus Fund, and Statement of Additional Information dated June 29, 2000, as supplemented on December 8, 2000 and January 8, 2001, of Merrill Lynch Variable Series Funds, Inc.*(mm)

C-2

Exhibit Number		Description
(c)	—	Annual Report to Shareholders of the Merrill Lynch American Balanced Fund, as of December 31, 2000.
(d)	—	Annual Report to Shareholders of the Merrill Lynch Balanced Capital Focus Fund, as of December 31, 2000.
(e)	—	Form of Proxy.(mm)

*	To be filed by Post-Effective Amendment.
(a)	Incorporated by reference Exhibit 1 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”).
(b)	Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 1 to the Registration Statement.
(c)	Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 7 to the Registration Statement.
(d)	Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 10 to the Registration Statement.
(e)	Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 12 to the Registration Statement.
(f)	Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 16 to the Registration Statement (“Post-Effective Amendment No. 16”).
(g)	Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 11 to the Registration Statement (“Post-Effective Amendment No. 11”).
(h)	Incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 4 to the Registration Statement (“Post-Effective Amendment No. 4”).
(i)	Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 8 to the Registration Statement (“Post-Effective Amendment No. 8”).
(j)	Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 8.
(k)	Incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement (“Post-Effective Amendment No. 24”).
(l)	Incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 11.
(m)	Incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 16.
(n)	Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (“Amendment No. 1”).
(o)	Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 2 to the Registration Statement.
(p)	Incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 4 to the Registration Statement.
(q)	Incorporated by reference to Exhibit 9(b) to Amendment No. 1.
(r)	Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 20 to the Registration Statement.
(s)	Incorporated by reference to Exhibit 5(g) to Post-Effective Amendment No. 20 to the Registration Statement.
(t)	Incorporated by reference to Exhibit 5(g) to Post-Effective Amendment No. 21 to the Registration Statement.
(u)	Incorporated by reference to Exhibit 24 to Post-Effective Amendment No. 24.
(v)	Incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 26 to the Registration Statement.
(w)	Incorporated by reference to Exhibit 1(j) to Post-Effective Amendment No. 26 to the Registration Statement.
(x)	Incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 26 to the Registration Statement.
(y)	Incorporated by reference to Exhibit 1(k) to Post-Effective Amendment No. 27 to the Registration Statement.
(z)	Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 27 to the Registration Statement.
(aa)	Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 27 to the Registration Statement.
(bb)	Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 27 to the Registration Statement.
(cc)	Incorporated by reference to Exhibit 1(l) to Post-Effective Amendment No. 28 to the Registration Statement.
(dd)	Incorporated by reference to Exhibit 5(i) to Post-Effective Amendment No. 30 to the Registration Statement.
(ee)	Incorporated by reference to Exhibit 1(m) to Post-Effective Amendment No. 30 to the Registration Statement.
(ff)	Incorporated by reference to Exhibit 5(h) to Post-Effective Amendment No. 27 to the Registration Statement.
(gg)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 34 to the Registration Statement.
(hh)	Incorporated by reference to Exhibit 17 to Post-Effective Amendment No. 34 to the Registration Statement.
(ii)	Incorporated by reference to Exhibit 1(o) to Post-Effective Amendment No. 35 to the Registration Statement.
(jj)	Incorporated by reference to Exhibit 5(k) to Post-Effective Amendment No. 35 to the Registration Statement.
(kk)	Incorporated by reference to Exhibit 1(n) to Post-Effective Amendment No. 33 to the Registration Statement.
(ll)	Incorporated by reference to Exhibit 5(j) to Post-Effective Amendment No. 33 to the Registration Statement.
(mm)	Incorporated by reference to the corresponding Exhibit to the Registrant’s Registration Statement on Form N-14, filed on January 29, 2001.

C-3

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Proxy Statement and Prospectus by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

C-4

SIGNATURES

 As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey on March 16, 2001.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC. (Registrant) By /s/ TERRY K. GLENN Terry K. Glenn, President

 As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature		Title	Date

* Terry K. Glenn		President (Principal Executive Officer)

* Donald C. Burke		Treasurer (Principal Financial and Accounting Officer)

* Joe Grills		Director

* Walter Mintz		Director

* Robert S. Salomon, Jr.		Director

* Melvin R. Seiden		Director

* Stephen B. Swensrud		Director

By:	/s/ TERRY K. GLENN Terry K. Glenn, attorney-in-fact		March 16, 2001

C-5

EXHIBIT INDEX

Exhibit Number			Description
14	(a)	—	Consent of Independent Auditors.
14	(b)	—	Consent of Independent Auditors.
17	(c)	—	Annual Report to shareholders of Merrill Lynch American Balanced Fund.
	(d)	—	Annual Report to shareholders of Merrill Lynch Balanced Capital Focus Fund.